UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-21598)

Exact name of registrant as specified in charter:	Putnam RetirementReady Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam RetirementReady® Funds

Annual report
7|31|10

A world of investing.℠

Putnam Investments

PUTNAM RETIREMENT READY FUNDS invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam
RetirementReady®
Funds

Annual report
7 | 31 | 10

Message from the Trustees	1

About the funds	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	23

Terms and definitions	27

Trustee approval of management contract	28

Other information for shareholders	33

Financial statements	34

Federal tax information	101

Shareholder meeting results	102

About the Trustees	103

Officers	105

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the funds and to thank all of our investors for your continued confidence in Putnam.

About the funds

Offering one-step diversification that adjusts automatically over time

Unpredictable markets and the demands of a busy life can make it a challenge to diversify and monitor your retirement investments. Putnam RetirementReady Funds can ease that challenge for you. The funds provide onestep diversification and automatically shift from aggressive to conservative allocations to reduce risk over time.

Each fund invests in a combination of Putnam portfolios to provide you with exposure to a variety of asset classes and investment styles. A fund’s target date corresponds to the year when investors expect to begin withdrawing assets — which is typically in retirement. Investment allocations are more aggressive when the target date is far off and gradually become more conservative as this date draws closer. Putnam RetirementReady Maturity Fund is designed for investors who are already retired or who expect to use the invested assets in the near future.

While diversification can help protect your returns from excessive volatility, you can still lose money. However, by choosing a Putnam RetirementReady Fund based on the year you plan to start withdrawing assets, you can enjoy the advantages of diversification and professional management while you pursue maximum returns and a level of risk you are comfortable with. All of this comes in one simple and convenient investment.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The funds invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although Putnam Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Performance snapshot

Annualized total return (%) comparison as of 7/31/10*

Fund returns for class A shares before sales charges

	2050 Fund	2045 Fund	2040 Fund	2035 Fund

	NAV	NAV	NAV	NAV

Life of fund**	1.28%	2.05%	2.24%	2.33%

5 years	–0.33	–0.02	0.21	0.42

3 years	–7.57	–7.23	–6.67	–6.03

1 year	12.76	13.01	13.23	13.57

	2030 Fund	2025 Fund	2020 Fund	2015 Fund

	NAV	NAV	NAV	NAV

Life of fund**	2.50%	2.58%	2.40%	2.21%

5 years	0.74	0.93	0.93	1.00

3 years	–5.29	–4.68	–3.84	–2.80

1 year	13.73	13.61	12.99	11.20

	2010 Fund	Maturity Fund	S&P 500 Index	Barclays Capital Aggregate Bond Index
	NAV	NAV

Life of fund**	1.82%	2.27%	1.63%	5.46%

5 years	1.00	1.78	–0.17	5.96

3 years	–1.75	–0.05	–6.78	7.63

1 year	9.46	9.41	13.84	8.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 11–23 for additional performance information. For a portion of the periods, this fund may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Prior to 8/28/09, the funds’ assets were allocated among a different set of underlying Putnam funds. Please see the funds’ prospectus for details.

**With the exception of Putnam RetirementReady 2050 Fund (inception: 5/2/05), the inception date of all share classes of RetirementReady Funds is 11/1/04.

Interview with your fund’s portfolio manager

Jeffrey Knight

How would you characterize the overall market environment during the past year, Jeff?

The 12 months ended July 31, 2010, witnessed two divergent market environments: a historic global rally that began in April 2009 followed by a sharp reversal starting in the second quarter of 2010. The rally’s strength can be linked to the profound depths from which the rebound began, and to the vast scale of policy support unleashed by governments.

Leadership from investments defined by cyclicality and economic sensitivity — including small-cap stocks, credit-sensitive bonds, and sectors linked to consumer spending — seemed to anticipate confirmation by economic data. This data came in the areas of production, demand, world trade, and corporate profits, to name a few. This pattern defined a successful investment strategy throughout most of the year. In the second quarter of 2010, however, the situation changed.

Market indicators — including plunging stock prices, widening credit spreads, soaring credit default swap [CDS] levels on troubled sovereign debt, and plummeting yields on “safe-haven” government bonds — depicted something quite different. Investment markets appeared to be pricing in a rising risk of deflation.

In a world economy loaded with debt, deflation — a scenario in which prices for goods and services fall, while negative inflation occurs — is a frightening premise.

While it’s important to point out that economic data does not reveal any obvious lurch toward deflation, investors should be careful not to dismiss this risk too easily.

This comparison shows the performance of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 11–23 for fund performance information. Index descriptions can be found on page 27.

Unrelenting anxiety surrounding the sovereign debt of some countries in the periphery of the eurozone also emerged in the second quarter. This anxiety persisted, despite a financial rescue package by European countries valued at nearly $1 trillion. This plan ought to be sufficient to help the Greek government with its current financing problems while also addressing broader concerns about Europe’s banking sector and the sovereign bonds of Spain, Portugal, and Ireland.

However, questions regarding sovereign credit problems intensified even after the package was announced, ostensibly out of skepticism of the success of any stabilization effort.

How were the portfolios’ holdings affected in this environment?

During the 12-month period, the portfolios posted strong absolute returns, as they benefited from global asset class diversification. While global holdings delivered strong returns for much of the 12-month period, performance toward the end of the period continued to diverge along geographic lines, in part because of the impact of the sovereign debt crisis.

Three markets — the United States, Germany, and China — highlight important trends. Of the three, Germany is most directly exposed to Greece’s problems, yet had the best stock market performance. Germany’s exposure is primarily through loans to Greece by German banks and Germany’s common membership in the euro.

Nevertheless, while Greek stocks have tumbled, German stocks have fallen only modestly. It appears that German stocks reflected the relative strength of Germany’s manufacturing exports, which are priced more competitively following the euro’s recent decline in value.

For China, the debt crisis was remote, as its national debt burden is negligible compared with that of the developed world. Yet investors reacted severely to news that policymakers would try to restrain China’s economic growth, estimated to be above 10%.

These were some of the themes that affected results, as the market rally evolved from a general euphoric celebration of financial-system survival to a more selective and skeptical appraisal of companies’ demonstrable value during the period.

What is your current assessment of the market environment?

This shift in market sentiment comes at a troublesome time. With U.S. government stimulus waning, and with policymakers in China still applying some mild tightening, the world economy could use all of the investor optimism it can get.

Without positive psychological momentum, the possibility of a double-dip recession can no longer be ruled out. Even though the weight of evidence in the real economy still points to growth, and even though markets have already corrected sharply from the high levels reached in March and April, we still believe that strategies to reduce volatility and downside risk remain relevant in the second half of 2010.

While deceleration in the pace of the U.S. recovery at this stage could be considered normal, it caused a disproportionate amount of skepticism that has become self-reinforcing in the near term. The silver lining in this climate is that divergent performance and possible market overreaction typically create opportunities. Globally, competitive exporters in Germany and elsewhere in the eurozone now appear more attractive, and a number of stocks in China and other emerging markets offer compelling valuations.

What’s your outlook by broad asset class, Jeff?

Little concrete evidence has emerged that economic growth is reversing, or that profits are shrinking. In fact, recent developments highlight the challenge of investment decision-making. Inflection points appear with no warning, triggered more often by subtle changes in psychology than by hard data. But psychology and expectations matter, as they can become self-fulfilling.

Substantial public- and private-sector debt loads, renewed weakness in housing, escalating concerns about potential spillover from Europe’s sovereign-debt problems, and dents in the growth stories of key emerging markets are all drags on the U.S. economy. Nevertheless, we do not anticipate a double-dip recession at this point.

To be sure, some of the forces that have driven economic recovery are waning. Fiscal stimulus was concentrated in the year’s first half and is now dwindling. Inventory replenishment, necessary after drastic production cuts during the recession, also seems to have run its course.

Thus the role of psychology takes on special prominence in the months ahead. Should market volatility seriously dampen consumers’ spirits, their caution may turn economic expansion into contraction.

In non-U.S. markets, investors’ worries about sovereign debt in Europe are weighing on equity markets. Yield spreads on the bonds of fiscally weaker countries are widening against those of more solid issuers such as Germany.

On the positive side, we see opportunities among export-oriented companies positioned to benefit from euro weakness. China’s economy and property markets, lynchpins for the entire region, remain unclear. China has been one of the year’s worst-performing markets to date.

Nevertheless, we expect its economy to remain among the world’s strongest. We view recent setbacks in its equities, and in assets strongly linked to Chinese demand, as an opportunity to add exposure.

In fixed-income markets, we favor strategies that do not rely on strong global growth to be effective, specifically short-duration, short-maturity instruments where cash flow is the primary driver of value. In non-U.S. fixed-income markets, we favor securities with high-quality cash flows in global markets.

Thanks for talking with us today, Jeff.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in report may not have been held by the funds for the entire period. Portfolio composition subject to review in accordance with the funds’ investment strategy and may vary in the future Current and future portfolio holdings are subject to risk.

Each Putnam RetirementReady Fund has a different target date indicating when the fund’s investors expect to retire and begin withdrawing assets from their account. The dates range from 2010 to 2050 in five-year intervals, with the exception of the Maturity Fund, which is designed for investors at or near retirement. The funds are generally weighted more heavily toward more aggressive, higher-risk investments when the target date of the fund is far off, and more conservative, lower-risk investments when the target date of the fund is near. This means that both the risk of your investment and your potential return are reduced as the target date of the particular fund approaches, although there can be no assurance that any one fund will have less risk or more reward than any other fund. The principal value of the fund is not guaranteed at any time, including the target date.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Robert Kea and Robert Schoen.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Composition of the funds’ underlying investments

Historically, each Putnam RetirementReady Fund invests, to varying degrees, in a variety of Putnam mutual funds. Effective August 28, 2009, the funds’ underlying investments were reallocated to include Putnam Absolute Return Funds. This section describes the goals and strategies of each of the underlying Putnam funds. For more information, please see the funds’ prospectus.

Putnam Absolute Return 100, 300, 500, and 700 Funds

Each fund pursues an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time (three years or more) regardless of market conditions or general market direction. The target return for each fund is the rate of inflation plus a number of basis points specified in the fund’s name. For example, Absolute Return 500 Fund seeks to earn a total return of 500 basis points (or 5.00%) over the rate of inflation. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility, and expected returns.

Putnam Asset Allocation: Balanced Portfolio

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking a combination of growth and current income. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The portfolio managers can adjust the allocations to growth- and value-style stocks and fixed-income sectors based on market conditions.

Putnam Asset Allocation: Conservative Portfolio

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The portfolio managers can adjust allocations based on market conditions.

Putnam Asset Allocation: Equity Portfolio

The fund’s portfolio invests mainly in stocks of companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The portfolio managers can adjust allocations based on market conditions.

Putnam Asset Allocation: Growth Portfolio

The fund’s portfolio invests in U.S. and international stocks and bonds and is designed for investors seeking long-term growth with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The portfolio managers can adjust allocations based on market conditions.

Putnam Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in instruments that are high quality and have short-term maturity.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Prior to August 28, 2009, the assets of Putnam RetirementReady Funds were allocated to include Putnam Income Strategies Fund in addition to the Putnam Asset Allocation Funds and Putnam Money Market Fund.

Putnam Income Strategies Fund

The fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Allocations by fund as of 7/31/10

Underlying Putnam Fund	Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2030 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2015 Fund	Putnam RetirementReady 2010 Fund	Putnam RetirementReady Maturity Fund

Putnam Asset Allocation:
Equity Portfolio	73.9%	63.0%	45.5%	23.1%	3.7%	0.0%	0.0%	0.0%	0.0%	0.0%

Putnam Asset Allocation:
Growth Portfolio	16.0%	26.5%	43.2%	63.3%	68.9%	38.1%	6.0%	0.0%	0.0%	0.0%

Putnam Asset Allocation:
Balanced Portfolio	0.0%	0.0%	0.0%	0.0%	7.9%	34.0%	53.1%	31.4%	4.7%	0.0%

Putnam Asset Allocation:
Conservative Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	18.6%	32.6%	34.6%

Putnam Money Market Fund	0.4%	0.4%	0.4%	0.9%	2.3%	3.2%	4.3%	5.6%	5.8%	5.9%

Putnam Absolute Return
700 Fund	7.1%	7.1%	7.1%	7.4%	9.6%	12.5%	13.3%	10.0%	2.2%	0.0%

Putnam Absolute Return
500 Fund	2.1%	2.1%	2.1%	2.9%	4.4%	5.6%	8.8%	17.4%	27.5%	29.9%

Putnam Absolute Return
300 Fund	0.0%	0.0%	0.0%	0.0%	0.9%	3.5%	7.3%	11.4%	18.9%	20.8%

Putnam Absolute Return
100 Fund	0.6%	0.9%	1.7%	2.4%	2.4%	3.2%	4.3%	5.7%	8.3%	8.9%

Percentages are based on net assets. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2050 Fund*	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	6.94%	0.79%	2.79%	2.08%	2.80%	2.80%	4.09%	0.45%	5.52%	8.29%
Annual average	1.28	0.15	0.52	0.39	0.53	0.53	0.77	0.09	1.03	1.53

5 years	–1.64	–7.30	–5.26	–6.57	–5.25	–5.25	–4.12	–7.47	–2.87	–0.43
Annual average	–0.33	–1.50	–1.07	–1.35	–1.07	–1.07	–0.84	–1.54	–0.58	–0.09

3 years	–21.04	–25.58	–22.82	–24.50	–22.81	–22.81	–22.23	–24.95	–21.62	–20.48
Annual average	–7.57	–9.38	–8.27	–8.94	–8.27	–8.27	–8.04	–9.12	–7.80	–7.35

1 year	12.76	6.30	11.98	7.12	11.99	11.02	12.24	8.31	12.56	13.10

2045 Fund†	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	12.39	5.93	7.65	7.05	7.68	7.68	9.25	5.42	10.83	13.98
Annual average	2.05	1.01	1.29	1.19	1.29	1.29	1.55	0.92	1.80	2.30

5 years	–0.11	–5.86	–3.77	–4.85	–3.76	–3.76	–2.54	–5.95	–1.33	1.11
Annual average	–0.02	–1.20	–0.77	–0.99	–0.76	–0.76	–0.51	–1.22	–0.27	0.22

3 years	–20.15	–24.74	–21.92	–23.37	–21.90	–21.90	–21.32	–24.07	–20.76	–19.57
Annual average	–7.23	–9.04	–7.92	–8.49	–7.91	–7.91	–7.68	–8.77	–7.46	–7.00

1 year	13.01	6.49	12.11	7.15	12.18	11.19	12.45	8.54	12.67	13.28

2040 Fund†	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.58	7.05	8.77	8.12	8.85	8.85	10.31	6.45	12.01	15.19
Annual average	2.24	1.19	1.47	1.37	1.48	1.48	1.72	1.09	1.99	2.49

5 years	1.07	–4.74	–2.67	–3.84	–2.61	–2.61	–1.47	–4.92	–0.17	2.33
Annual average	0.21	–0.97	–0.54	–0.78	–0.53	–0.53	–0.30	–1.00	–0.03	0.46

3 years	–18.70	–23.37	–20.52	–22.12	–20.50	–20.50	–19.95	–22.75	–19.31	–18.11
Annual average	–6.67	–8.49	–7.37	–8.00	–7.36	–7.36	–7.15	–8.24	–6.90	–6.44

1 year	13.23	6.72	12.39	7.39	12.37	11.37	12.65	8.73	12.97	13.52

Fund performance Total return for periods ended 7/31/10 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2035 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	14.15%	7.59%	9.39%	8.72%	9.41%	9.41%	10.95%	7.07%	12.44%	15.84%
Annual average	2.33	1.28	1.57	1.46	1.57	1.57	1.82	1.19	2.06	2.59

5 years	2.14	–3.73	–1.59	–2.80	–1.57	–1.57	–0.36	–3.85	0.77	3.46
Annual average	0.42	–0.76	–0.32	–0.57	–0.32	–0.32	–0.07	–0.78	0.15	0.68

3 years	–17.02	–21.79	–18.85	–20.54	–18.87	–18.87	–18.25	–21.11	–17.63	–16.38
Annual average	–6.03	–7.87	–6.73	–7.38	–6.73	–6.73	–6.50	–7.60	–6.26	–5.79

1 year	13.57	7.05	12.77	7.77	12.69	11.69	12.98	9.03	13.34	13.86

2030 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.28	8.65	10.39	9.70	10.36	10.36	11.98	8.07	13.63	16.91
Annual average	2.50	1.45	1.73	1.62	1.73	1.73	1.99	1.36	2.24	2.75

5 years	3.73	–2.24	–0.13	–1.39	–0.15	–0.15	1.12	–2.42	2.41	5.00
Annual average	0.74	–0.45	–0.03	–0.28	–0.03	–0.03	0.22	–0.49	0.48	0.98

3 years	–15.04	–19.93	–16.96	–18.72	–16.98	–16.98	–16.34	–19.26	–15.69	–14.43
Annual average	–5.29	–7.14	–6.01	–6.68	–6.01	–6.01	–5.77	–6.88	–5.53	–5.06

1 year	13.73	7.20	12.89	7.89	12.93	11.93	13.19	9.22	13.50	14.02

2025 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.80	9.13	10.86	10.16	10.90	10.90	12.47	8.54	14.12	17.40
Annual average	2.58	1.53	1.81	1.70	1.81	1.81	2.06	1.43	2.32	2.83

5 years	4.76	–1.26	0.87	–0.42	0.91	0.91	2.14	–1.44	3.45	6.03
Annual average	0.93	–0.25	0.17	–0.08	0.18	0.18	0.42	–0.29	0.68	1.18

3 years	–13.40	–18.37	–15.36	–17.20	–15.33	–15.33	–14.72	–17.70	–14.06	–12.80
Annual average	–4.68	–6.54	–5.41	–6.10	–5.40	–5.40	–5.17	–6.29	–4.93	–4.46

1 year	13.61	7.06	12.65	7.65	12.70	11.70	12.98	9.00	13.30	13.80

2020 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	14.61	8.02	9.78	9.03	9.79	9.79	11.37	7.47	13.00	16.22
Annual average	2.40	1.35	1.63	1.51	1.64	1.64	1.89	1.26	2.15	2.65

5 years	4.75	–1.27	0.92	–0.47	0.92	0.92	2.18	–1.40	3.43	6.03
Annual average	0.93	–0.26	0.18	–0.09	0.18	0.18	0.43	–0.28	0.68	1.18

3 years	–11.09	–16.20	–13.06	–15.06	–13.05	–13.05	–12.42	–15.48	–11.80	–10.45
Annual average	–3.84	–5.72	–4.56	–5.30	–4.55	–4.55	–4.32	–5.45	–4.10	–3.61

1 year	12.99	6.49	12.11	7.11	12.14	11.14	12.38	8.44	12.62	13.21

2015 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.42	6.90	8.61	7.85	8.63	8.63	10.29	6.43	11.85	15.09
Annual average	2.21	1.17	1.45	1.32	1.45	1.45	1.72	1.09	1.96	2.47

5 years	5.12	–0.92	1.23	–0.20	1.22	1.22	2.58	–1.01	3.80	6.46
Annual average	1.00	–0.18	0.24	–0.04	0.24	0.24	0.51	–0.20	0.75	1.26

3 years	–8.16	–13.44	–10.24	–12.39	–10.23	–10.23	–9.48	–12.65	–8.91	–7.45
Annual average	–2.80	–4.70	–3.54	–4.31	–3.53	–3.53	–3.27	–4.41	–3.06	–2.55

1 year	11.20	4.80	10.30	5.30	10.33	9.33	10.65	6.81	10.86	11.47

Fund performance Total return for periods ended 7/31/10 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2010 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.96%	4.57%	6.26%	5.48%	6.28%	6.28%	7.87%	4.09%	9.47%	12.57%
Annual average	1.82	0.78	1.06	0.93	1.06	1.06	1.32	0.70	1.58	2.08

5 years	5.12	–0.92	1.22	–0.28	1.24	1.24	2.54	–1.04	3.85	6.44
Annual average	1.00	–0.18	0.24	–0.06	0.25	0.25	0.50	–0.21	0.76	1.26

3 years	–5.17	–10.62	–7.30	–9.58	–7.28	–7.28	–6.56	–9.83	–5.86	–4.44
Annual average	–1.75	–3.67	–2.50	–3.30	–2.49	–2.49	–2.24	–3.39	–1.99	–1.50

1 year	9.46	3.18	8.62	3.62	8.60	7.60	8.96	5.14	9.24	9.74

Maturity Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.76	7.22	9.00	8.14	9.06	9.06	10.55	6.68	12.15	15.42
Annual average	2.27	1.22	1.51	1.37	1.52	1.52	1.76	1.13	2.01	2.52

5 years	9.24	2.95	5.25	3.59	5.28	5.28	6.54	2.81	7.86	10.62
Annual average	1.78	0.58	1.03	0.71	1.03	1.03	1.28	0.56	1.52	2.04

3 years	–0.14	–5.88	–2.35	–4.85	–2.32	–2.32	–1.62	–5.07	–0.89	0.63
Annual average	–0.05	–2.00	–0.79	–1.64	–0.78	–0.78	–0.54	–1.72	–0.30	0.21

1 year	9.41	3.12	8.66	3.66	8.61	7.61	8.90	5.11	9.16	9.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, these funds had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

Prior to 8/28/09, the funds’ assets were allocated among a different set of underlying funds. Please see the funds’ prospectus for details.

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Comparative index returns For periods ended 7/31/10

	S&P 500 Index	Barclays Capital Aggregate Bond Index

Life of fund*	9.73%	35.82%
Annual average	1.63	5.46

5 years	–0.86	33.55
Annual average	–0.17	5.96

3 years	–18.99	24.68
Annual average	–6.78	7.63

1 year	13.84	8.91

Index results should be compared to fund performance at net asset value.

* Life-of-fund period begins at 11/1/04, the inception date of all Putnam RetirementReady Funds with the exception of the 2050 Fund (inception: 5/2/05).

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,208 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,280 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,045 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,552 and $10,829, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,705 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,768 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,542 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,083 and $11,398, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,812 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,885 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,645 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,201 and $11,519, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,872 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,941 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,707 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,244 and $11,584, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,970 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,036 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,807 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,363 and $11,691, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,016 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $11,090 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,854 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,412 and $11,740, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,903 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,979 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,747 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,300 and $11,622, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,785 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,863 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,643 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,185 and $11,509, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,548 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,628 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,409 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,947 and $11,257, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,814 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,906 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,668 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,215 and $11,542, respectively. See first page of performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 7/31/10

2050 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.870		$1.781	$1.801	$1.823		$1.856	$1.902

Capital gains	—		—	—	—		—	—

Total	$1.870		$1.781	$1.801	$1.823		$1.856	$1.902

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$12.19	$12.93	$12.09	$12.08	$12.12	$12.56	$12.10	$12.22

7/31/10	11.88	12.60	11.77	11.74	11.79	12.22	11.77	11.92

2045 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.714		$1.627	$1.639	$1.649		$1.684	$1.748

Capital gains	—		—	—	—		—	—

Total	$1.714		$1.627	$1.639	$1.649		$1.684	$1.748

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$13.23	$14.04	$12.45	$12.56	$13.03	$13.50	$13.49	$15.05

7/31/10	13.24	14.05	12.34	12.46	13.01	13.48	13.52	15.30

2040 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.532		$1.428	$1.473	$1.479		$1.507	$1.567

Capital gains	—		—	—	—		—	—

Total	$1.532		$1.428	$1.473	$1.479		$1.507	$1.567

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$13.92	$14.77	$13.17	$13.16	$13.32	$13.80	$14.23	$15.68

7/31/10	14.23	15.10	13.38	13.32	13.53	14.02	14.57	16.23

2035 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.966		$0.886	$0.889	$0.903		$0.942	$1.000

Capital gains	—		—	—	—		—	—

Total	$0.966		$0.886	$0.889	$0.903		$0.942	$1.000

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$13.62	$14.45	$12.80	$12.83	$12.97	$13.44	$13.22	$15.40

7/31/10	14.50	15.38	13.55	13.57	13.75	14.25	14.04	16.53

Fund price and distribution information For the 12-month period ended 7/31/10 cont.

2030 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.604		$0.524	$0.536	$0.543		$0.577	$0.636

Capital gains	—		—	—	—		—	—

Total	$0.604		$0.524	$0.536	$0.543		$0.577	$0.636

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$13.46	$14.28	$12.92	$12.97	$12.93	$13.40	$12.89	$15.06

7/31/10	14.70	15.60	14.06	14.11	14.09	14.60	14.05	16.53

2025 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.532		$0.436	$0.450	$0.496		$0.505	$0.568

Capital gains	—		—	—	—		—	—

Total	$0.532		$0.436	$0.450	$0.496		$0.505	$0.568

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$14.54	$15.43	$13.75	$13.81	$13.95	$14.46	$13.77	$14.61

7/31/10	15.98	16.95	15.05	15.11	15.26	15.81	15.09	16.05

2020 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.660		$0.569	$0.590	$0.587		$0.630	$0.695

Capital gains		—	—	—		—	—	—

Total	$0.660		$0.569	$0.590	$0.587		$0.630	$0.695

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$14.26	$15.13	$13.84	$13.90	$14.02	$14.53	$13.87	$15.65

7/31/10	15.44	16.38	14.94	14.99	15.16	15.71	14.98	17.01

2015 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.724		$0.624	$0.658	$0.649		$0.715	$0.761

Capital gains	—		—	—	—		—	—

Total	$0.724		$0.624	$0.658	$0.649		$0.715	$0.761

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$15.25	$16.18	$14.88	$14.88	$15.02	$15.56	$14.88	$15.31

7/31/10	16.22	17.21	15.78	15.75	15.96	16.54	15.77	16.29

2010 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.765		$0.677	$0.672	$0.511		$0.750	$0.805

Capital gains	—		—	—	—		—	—

Total	$0.765		$0.677	$0.672	$0.511		$0.750	$0.805

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$14.46	$15.34	$14.10	$13.95	$14.04	$14.55	$14.09	$15.29

7/31/10	15.05	15.97	14.63	14.47	14.78	15.32	14.63	15.96

Fund price and distribution information For the 12-month period ended 7/31/10 cont.

Maturity Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.443		$0.326	$0.322	$0.363		$0.407	$0.481

Capital gains	—		—	—	—		—	—

Total	$0.443		$0.326	$0.322	$0.363		$0.407	$0.481

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$14.92	$15.83	$14.94	$14.97	$14.95	$15.49	$14.92	$14.96

7/31/10	15.87	16.84	15.90	15.93	15.91	16.49	15.87	15.92

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2050 Fund*	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	0.09%	–5.66%	–3.68%	–4.34%	–3.68%	–3.68%	–2.53%	–5.94%	–1.21%	1.38%
Annual average	0.02	–1.12	–0.72	–0.85	–0.72	–0.72	–0.49	–1.18	–0.24	0.27

5 years	–4.36	–9.86	–7.86	–9.12	–7.86	–7.86	–6.80	–10.06	–5.59	–3.17
Annual average	–0.89	–2.05	–1.62	–1.89	–1.62	–1.62	–1.40	–2.10	–1.14	–0.64

3 years	–29.17	–33.24	–30.71	–32.22	–30.72	–30.72	–30.24	–32.68	–29.67	–28.63
Annual average	–10.86	–12.60	–11.51	–12.16	–11.52	–11.52	–11.31	–12.36	–11.07	–10.63

1 year	13.76	7.22	12.98	8.07	12.98	12.00	13.23	9.25	13.55	14.10

2045 Fund†	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	5.34	–0.71	0.93	0.37	0.94	0.94	2.44	–1.14	3.87	6.82
Annual average	0.92	–0.13	0.16	0.07	0.17	0.17	0.43	–0.20	0.67	1.17

5 years	–2.77	–8.36	–6.37	–7.41	–6.37	–6.37	–5.12	–8.45	–4.00	–1.56
Annual average	–0.56	–1.73	–1.31	–1.53	–1.31	–1.31	–1.05	–1.75	–0.81	–0.31

3 years	–28.26	–32.38	–29.88	–31.18	–29.87	–29.87	–29.32	–31.79	–28.83	–27.74
Annual average	–10.48	–12.23	–11.16	–11.71	–11.15	–11.15	–10.92	–11.97	–10.72	–10.26

1 year	14.12	7.55	13.21	8.21	13.18	12.18	13.56	9.57	13.77	14.38

2040 Fund†	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	6.64	0.50	2.27	1.66	2.31	2.31	3.71	0.07	5.25	8.17
Annual average	1.14	0.09	0.40	0.29	0.40	0.40	0.64	0.01	0.91	1.39

5 years	–1.49	–7.15	–5.07	–6.21	–5.04	–5.04	–3.88	–7.25	–2.64	–0.25
Annual average	–0.30	–1.47	–1.04	–1.27	–1.03	–1.03	–0.79	–1.49	–0.53	–0.05

3 years	–26.64	–30.86	–28.23	–29.67	–28.23	–28.23	–27.70	–30.23	–27.16	–26.08
Annual average	–9.81	–11.57	–10.47	–11.07	–10.47	–10.47	–10.25	–11.31	–10.02	–9.58

1 year	14.54	7.94	13.70	8.70	13.74	12.74	13.95	9.95	14.25	14.79

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2035 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.62%	1.43%	3.09%	2.46%	3.20%	3.20%	4.58%	0.91%	5.96%	9.12%
Annual average	1.30	0.25	0.54	0.43	0.56	0.56	0.79	0.16	1.03	1.55

5 years	–0.26	–6.00	–3.99	–5.17	–3.89	–3.89	–2.77	–6.18	–1.67	0.97
Annual average	–0.05	–1.23	–0.81	–1.06	–0.79	–0.79	–0.56	–1.27	–0.34	0.19

3 years	–24.63	–28.96	–26.35	–27.88	–26.31	–26.31	–25.78	–28.37	–25.22	–24.09
Annual average	–8.99	–10.77	–9.69	–10.32	–9.68	–9.68	–9.46	–10.53	–9.23	–8.78

1 year	15.37	8.75	14.41	9.41	14.50	13.50	14.71	10.67	14.97	15.58

2030 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.32	3.04	4.74	4.08	4.73	4.73	6.26	2.54	7.72	10.82
Annual average	1.58	0.53	0.82	0.71	0.82	0.82	1.08	0.44	1.32	1.83

5 years	1.64	–4.21	–2.15	–3.39	–2.15	–2.15	–0.89	–4.36	0.29	2.86
Annual average	0.33	–0.86	–0.43	–0.69	–0.43	–0.43	–0.18	–0.89	0.06	0.57

3 years	–22.16	–26.64	–23.93	–25.55	–23.93	–23.93	–23.33	–26.01	–22.79	–21.61
Annual average	–8.01	–9.81	–8.71	–9.37	–8.71	–8.71	–8.47	–9.55	–8.26	–7.80

1 year	16.23	9.56	15.32	10.32	15.35	14.35	15.63	11.55	15.88	16.52

2025 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.80	4.42	6.15	5.47	6.20	6.20	7.68	3.91	9.20	12.36
Annual average	1.83	0.77	1.06	0.94	1.07	1.07	1.31	0.68	1.56	2.08

5 years	3.36	–2.58	–0.49	–1.76	–0.43	–0.43	0.78	–2.75	2.03	4.64
Annual average	0.66	–0.52	–0.10	–0.35	–0.09	–0.09	0.16	–0.56	0.40	0.91

3 years	–19.74	–24.35	–21.55	–23.26	–21.50	–21.50	–20.95	–23.72	–20.36	–19.15
Annual average	–7.07	–8.88	–7.77	–8.45	–7.75	–7.75	–7.54	–8.63	–7.31	–6.84

1 year	16.48	9.76	15.59	10.59	15.63	14.63	15.90	11.86	16.18	16.82

2020 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.75	4.38	6.18	5.46	6.13	6.13	7.69	3.93	9.23	12.32
Annual average	1.82	0.76	1.06	0.94	1.05	1.05	1.32	0.68	1.57	2.07

5 years	3.98	–2.00	0.18	–1.19	0.14	0.14	1.44	–2.11	2.67	5.27
Annual average	0.78	–0.40	0.04	–0.24	0.03	0.03	0.29	–0.43	0.53	1.03

3 years	–16.44	–21.24	–18.27	–20.14	–18.30	–18.30	–17.65	–20.53	–17.09	–15.81
Annual average	–5.81	–7.65	–6.50	–7.22	–6.52	–6.52	–6.27	–7.37	–6.06	–5.58

1 year	16.10	9.41	15.18	10.18	15.20	14.20	15.51	11.46	15.70	16.33

2015 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.70	4.33	6.07	5.32	6.08	6.08	7.66	3.90	9.15	12.26
Annual average	1.81	0.75	1.04	0.92	1.05	1.05	1.31	0.68	1.56	2.06

5 years	4.79	–1.24	0.89	–0.53	0.90	0.90	2.23	–1.35	3.43	6.10
Annual average	0.94	–0.25	0.18	–0.11	0.18	0.18	0.44	–0.27	0.68	1.19

3 years	–12.22	–17.27	–14.20	–16.25	–14.19	–14.19	–13.49	–16.52	–12.96	–11.56
Annual average	–4.25	–6.12	–4.98	–5.74	–4.97	–4.97	–4.72	–5.84	–4.52	–4.01

1 year	14.13	7.60	13.19	8.19	13.22	12.22	13.61	9.62	13.78	14.41

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

2010 Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.33%	3.04%	4.74%	3.96%	4.74%	4.74%	6.26%	2.54%	7.82%	10.87%
Annual average	1.59	0.53	0.82	0.69	0.82	0.82	1.08	0.44	1.34	1.84

5 years	4.87	–1.16	0.94	–0.56	0.94	0.94	2.24	–1.34	3.54	6.17
Annual average	0.96	–0.23	0.19	–0.11	0.19	0.19	0.44	–0.27	0.70	1.20

3 years	–7.49	–12.81	–9.60	–11.82	–9.61	–9.61	–8.91	–12.10	–8.22	–6.81
Annual average	–2.56	–4.47	–3.31	–4.11	–3.31	–3.31	–3.06	–4.21	–2.82	–2.32

1 year	13.10	6.61	12.15	7.15	12.18	11.18	12.47	8.50	12.72	13.36

Maturity Fund	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	12.23	5.78	7.60	6.76	7.67	7.67	9.12	5.30	10.66	13.86
Annual average	2.06	1.00	1.30	1.16	1.31	1.31	1.55	0.92	1.80	2.32

5 years	8.51	2.27	4.55	2.91	4.61	4.61	5.85	2.16	7.15	9.90
Annual average	1.65	0.45	0.89	0.58	0.91	0.91	1.14	0.43	1.39	1.91

3 years	–2.33	–7.94	–4.46	–6.90	–4.44	–4.44	–3.76	–7.13	–3.06	–1.56
Annual average	–0.78	–2.72	–1.51	–2.36	–1.50	–1.50	–1.27	–2.44	–1.03	–0.52

1 year	14.34	7.78	13.54	8.54	13.56	12.56	13.79	9.84	14.06	14.64

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/20/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as distribution fees (12b-1 fees) and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Expense information also does not include the fees and expenses of the underlying Putnam mutual funds in which the RetirementReady Funds invest. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Expense ratios cont.

	Class A	Class B	Class C	Class M	Class R	Class Y

2045 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2040 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2035 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2030 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2025 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2020 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2015 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

2010 Fund

Net expenses for the fiscal year ended 7/31/09*†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Expense ratios cont.

	Class A	Class B	Class C	Class M	Class R	Class Y

Maturity Fund

Net expenses for the fiscal year ended 7/31/09*†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Your fund’s total annual operating expenses for the
fiscal year ended 7/31/09†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Your fund’s annualized expense ratio for the
six-month period ended 7/31/10‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† Reflects projected expenses, including the elimination of the target date fund’s management fees, based on a new expense arrangement and each fund’s 8/31/09 asset level.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratios of the underlying Putnam mutual funds.

Expense information in this table for the fiscal year ended 7/31/09 differs from that shown in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which the fund invests. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The first table in this section shows the expenses you would have paid on a $1,000 investment in each of the RetirementReady Funds from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (Expenses paid per $1,000) for the class of shares you own.

	Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	—

Ending value (after expenses)	$1,040.30	$1,036.10	$1,036.20	$1,036.90	$1,038.80	$1,041.10

2045 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	—

Ending value (after expenses)	$1,040.10	$1,036.10	$1,036.60	$1,037.50	$1,038.40	$1,040.80

2040 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	—

Ending value (after expenses)	$1,039.40	$1,035.60	$1,035.80	$1,036.80	$1,038.50	$1,040.40

2035 Fund

Expenses paid per $1,000*†	$1.26	$5.05	$5.05	$3.79	$2.53	—

Ending value (after expenses)	$1,038.70	$1,035.10	$1,035.10	$1,037.00	$1,037.70	$1,040.30

2030 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.78	$2.53	—

Ending value (after expenses)	$1,038.10	$1,033.80	$1,033.70	$1,035.30	$1,036.90	$1,039.00

2025 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.78	$2.52	—

Ending value (after expenses)	$1,035.70	$1,031.50	$1,032.10	$1,032.50	$1,034.30	$1,036.80

2020 Fund

Expenses paid per $1,000*†	$1.26	$5.03	$5.03	$3.77	$2.52	—

Ending value (after expenses)	$1,032.10	$1,028.20	$1,028.10	$1,029.90	$1,030.30	$1,032.80

Expenses per $1,000 cont.

	Class A	Class B	Class C	Class M	Class R	Class Y

2015 Fund

Expenses paid per $1,000*†	$1.26	$5.01	$5.01	$3.76	$2.51	—

Ending value (after expenses)	$1,025.90	$1,022.00	$1,022.10	$1,023.70	$1,024.70	$1,027.80

2010 Fund

Expenses paid per $1,000*†	$1.25	$5.00	$5.00	$3.75	$2.50	—

Ending value (after expenses)	$1,019.70	$1,016.00	$1,016.20	$1,017.20	$1,018.80	$1,021.10

Maturity Fund

Expenses paid per $1,000*†	$1.25	$5.00	$5.00	$3.75	$2.50	—

Ending value (after expenses)	$1,018.50	$1,015.30	$1,014.70	$1,015.90	$1,017.50	$1,020.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund, 2045 Fund,
2040 Fund, 2035 Fund,
2030 Fund, 2025 Fund,
2020 Fund, 2015 Fund,
2010 Fund, and Maturity Fund

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	—

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive sessions to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds).

Effective
	Management	Total
	Fee	Expense
	(percentile	(percentile
	rank)	rank)
Putnam RetirementReady
2050 Fund	1st	70th

Putnam RetirementReady
2045 Fund	1st	88th

Putnam RetirementReady
2040 Fund	1st	77th

Putnam RetirementReady
2035 Fund	1st	78th

Putnam RetirementReady
2030 Fund	1st	62nd

Putnam RetirementReady
2025 Fund	1st	90th

Putnam RetirementReady
2020 Fund	1st	77th

Putnam RetirementReady
2015 Fund	1st	91st

Putnam RetirementReady
2010 Fund	1st	92nd

Putnam RetirementReady
Maturity Fund	8th	68th

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly. Effective management fees reflect only the management fees paid directly by the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups; funds in the custom Lipper peer groups that do not charge a management fee are excluded from the Effective Management Fee percentile rankings.)

The Trustees considered that most Putnam funds (although not your fund) currently have breakpoints in their management fees that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam RetirementReady® Funds, the Trustees considered information about each fund’s performance relative to its internal benchmark for the one-year, three-year and five-year periods ended December 31, 2009. For each of the Putnam RetirementReady® Funds, the class A share gross return exceeded the internal benchmark return over the one-year period ended December 31, 2009, lagged the internal benchmark return over the three-year period then ended, and, except for the Putnam RetirementReady® 2050 Fund, which has not been in operation for a full five-year period, lagged the internal benchmark return over the five-year period then ended. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with a fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam RetirementReady® Funds (the “funds”) at July 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2010

The funds’ portfolios 7/31/10

2050 Fund	Shares	Value

Absolute Return Funds* 9.7%
Putnam Absolute Return 100 Fund (Class Y)	4,007	$41,831

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	14,258	154,561

Putnam Absolute Return 700 Fund (Class Y)	46,786	528,685

Total Absolute Return Funds (cost $717,526)		$725,077

Asset Allocation Funds* 89.9%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	463,910	5,506,617

Putnam Asset Allocation: Growth Portfolio (Class Y)	105,279	1,192,813

Total Asset Allocation Funds (cost $6,657,000)		$6,699,430

Fixed Income Funds* 0.4%
Putnam Money Market Fund (Class A)	29,144	$29,144

Total Fixed Income Funds (cost $29,144)		$29,144

Total Investments (cost $7,403,670)		$7,453,651

* Percentages indicated are based on net assets of $7,452,237

2045 Fund	Shares	Value

Absolute Return Funds* 10.1%
Putnam Absolute Return 100 Fund (Class Y)	12,958	$135,287

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	27,672	299,968

Putnam Absolute Return 700 Fund (Class Y)	90,806	1,026,107

Total Absolute Return Funds (cost $1,441,475)		$1,461,362

Asset Allocation Funds* 89.5%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	767,355	9,108,505

Putnam Asset Allocation: Growth Portfolio (Class Y)	338,814	3,838,767

Total Asset Allocation Funds (cost $12,407,815)		$12,947,272

Fixed Income Funds* 0.4%
Putnam Money Market Fund (Class A)	58,754	$58,754

Total Fixed Income Funds (cost $58,754)		$58,754

Total Investments (cost $13,908,044)		$14,467,388

* Percentages indicated are based on net assets of $14,464,962

The funds’ portfolios 7/31/10 cont.

2040 Fund	Shares	Value

Absolute Return Funds* 10.9%
Putnam Absolute Return 100 Fund (Class Y)	34,473	$359,904

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	40,899	443,344

Putnam Absolute Return 700 Fund (Class Y)	134,210	1,516,577

Total Absolute Return Funds (cost $2,290,605)		$2,319,825

Asset Allocation Funds* 88.7%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	817,425	9,702,833

Putnam Asset Allocation: Growth Portfolio (Class Y)	814,478	9,228,040

Total Asset Allocation Funds (cost $17,991,084)		$18,930,873

Fixed Income Funds* 0.4%
Putnam Money Market Fund (Class A)	87,144	$87,144

Total Fixed Income Funds (cost $87,144)		$87,144

Total Investments (cost $20,368,833)		$21,337,842

* Percentages indicated are based on net assets of $21,334,339

2035 Fund	Shares	Value

Absolute Return Funds* 12.7%
Putnam Absolute Return 100 Fund (Class Y)	70,389	$734,863

Putnam Absolute Return 300 Fund (Class Y)	—	—

Putnam Absolute Return 500 Fund (Class Y)	84,706	918,218

Putnam Absolute Return 700 Fund (Class Y)	205,145	2,318,143

Total Absolute Return Funds (cost $3,915,241)		$3,971,224

Asset Allocation Funds* 86.4%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	606,268	7,196,399

Putnam Asset Allocation: Growth Portfolio (Class Y)	1,744,275	19,762,635

Total Asset Allocation Funds (cost $24,090,803)		$26,959,034

Fixed Income Funds* 0.9%
Putnam Money Market Fund (Class A)	275,627	$275,627

Total Fixed Income Funds (cost $275,627)		$275,627

Total Investments (cost $28,281,671)		$31,205,885

* Percentages indicated are based on net assets of $31,200,729

The funds’ portfolios 7/31/10 cont.

2030 Fund	Shares	Value

Absolute Return Funds* 17.2%
Putnam Absolute Return 100 Fund (Class Y)	90,185	$941,530

Putnam Absolute Return 300 Fund (Class Y)	31,333	340,272

Putnam Absolute Return 500 Fund (Class Y)	161,076	1,746,060

Putnam Absolute Return 700 Fund (Class Y)	337,069	3,808,884

Total Absolute Return Funds (cost $6,741,388)		$6,836,746

Asset Allocation Funds* 80.5%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	307,923	$3,137,740

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	123,435	1,465,175

Putnam Asset Allocation: Growth Portfolio (Class Y)	2,420,193	27,420,785

Total Asset Allocation Funds (cost $28,198,175)		$32,023,700

Fixed Income Funds* 2.3%
Putnam Money Market Fund (Class A)	914,843	$914,843

Total Fixed Income Funds (cost $914,843)		$914,843

Total Investments (cost $35,854,406)		$39,775,289

* Percentages indicated are based on net assets of $39,767,410

2025 Fund	Shares	Value

Absolute Return Funds* 24.8%
Putnam Absolute Return 100 Fund (Class Y)	145,005	$1,513,856

Putnam Absolute Return 300 Fund (Class Y)	148,173	1,609,155

Putnam Absolute Return 500 Fund (Class Y)	240,114	2,602,834

Putnam Absolute Return 700 Fund (Class Y)	514,063	5,808,909

Total Absolute Return Funds (cost $11,347,449)		$11,534,754

Asset Allocation Funds* 72.1%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	1,553,154	$15,826,636

Putnam Asset Allocation: Conservative Portfolio (Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio (Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio (Class Y)	1,565,588	17,738,115

Total Asset Allocation Funds (cost $30,054,553)		$33,564,751

Fixed Income Funds* 3.2%
Putnam Money Market Fund (Class A)	1,482,548	$1,482,548

Total Fixed Income Funds (cost $1,482,548)		$1,482,548

Total Investments (cost $42,884,550)		$46,582,053

* Percentages indicated are based on net assets of $46,572,786

The funds’ portfolios 7/31/10 cont.

2020 Fund	Shares	Value

Absolute Return Funds* 33.7%
Putnam Absolute Return 100 Fund (Class Y)	186,205	$1,943,977

Putnam Absolute Return 300 Fund (Class Y)	299,505	3,252,619

Putnam Absolute Return 500 Fund (Class Y)	361,499	3,918,652

Putnam Absolute Return 700 Fund (Class Y)	525,828	5,941,857

Total Absolute Return Funds (cost $14,818,009)		$15,057,105

Asset Allocation Funds* 62.1%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	2,329,732	$23,739,966

Putnam Asset Allocation: Conservative Portfolio (Class Y)	149,537	1,335,366

Putnam Asset Allocation: Equity Portfolio (Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio (Class Y)	236,836	2,683,353

Total Asset Allocation Funds (cost $24,706,388)		$27,758,685

Fixed Income Funds* 4.3%
Putnam Money Market Fund (Class A)	1,911,996	$1,911,996

Total Fixed Income Funds (cost $1,911,996)		$1,911,996

Total Investments (cost $41,436,393)		$44,727,786

* Percentages indicated are based on net assets of $44,728,463

2015 Fund	Shares	Value

Absolute Return Funds* 44.4%
Putnam Absolute Return 100 Fund (Class Y)	219,051	$2,286,889

Putnam Absolute Return 300 Fund (Class Y)	422,779	4,591,378

Putnam Absolute Return 500 Fund (Class Y)	648,840	7,033,424

Putnam Absolute Return 700 Fund (Class Y)	356,474	4,028,160

Total Absolute Return Funds (cost $17,692,699)		$17,939,851

Asset Allocation Funds* 50.0%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	1,243,684	$12,673,143

Putnam Asset Allocation: Conservative Portfolio (Class Y)	841,253	7,512,388

Putnam Asset Allocation: Equity Portfolio (Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio (Class Y)	—	—

Total Asset Allocation Funds (cost $18,538,340)		$20,185,531

Fixed Income Funds* 5.6%
Putnam Money Market Fund (Class A)	2,247,102	$2,247,102

Total Fixed Income Funds (cost $2,247,102)		$2,247,102

Total Investments (cost $38,478,141)		$40,372,484

* Percentages indicated are based on net assets of $40,363,418

The funds’ portfolios 7/31/10 cont.

2010 Fund	Shares	Value

Absolute Return Funds* 56.9%
Putnam Absolute Return 100 Fund (Class Y)	140,934	$1,471,352

Putnam Absolute Return 300 Fund (Class Y)	309,940	3,365,949

Putnam Absolute Return 500 Fund (Class Y)	452,027	4,899,974

Putnam Absolute Return 700 Fund (Class Y)	34,554	390,459

Total Absolute Return Funds (cost $9,983,887)		$10,127,734

Asset Allocation Funds* 37.3%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	81,580	$831,295

Putnam Asset Allocation: Conservative Portfolio (Class Y)	649,838	5,803,055

Putnam Asset Allocation: Equity Portfolio (Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio (Class Y)	—	—

Total Asset Allocation Funds (cost $6,110,002)		$6,634,350

Fixed Income Funds* 5.8%
Putnam Money Market Fund (Class A)	1,039,916	$1,039,916

Total Fixed Income Funds (cost $1,039,916)		$1,039,916

Total Investments (cost $17,133,805)		$17,802,000

* Percentages indicated are based on net assets of $17,798,177

Maturity Fund	Shares	Value

Absolute Return Funds* 59.6%
Putnam Absolute Return 100 Fund (Class Y)	114,955	$1,200,127

Putnam Absolute Return 300 Fund (Class Y)	258,812	2,810,702

Putnam Absolute Return 500 Fund (Class Y)	371,827	4,030,600

Putnam Absolute Return 700 Fund (Class Y)	—	—

Total Absolute Return Funds (cost $7,922,017)		$8,041,429

Asset Allocation Funds* 34.6%
Putnam Asset Allocation: Balanced Portfolio (Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio (Class Y)	522,434	4,665,334

Putnam Asset Allocation: Equity Portfolio (Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio (Class Y)	—	—

Total Asset Allocation Funds (cost $4,483,170)		$4,665,334

Fixed Income Funds* 5.9%
Putnam Money Market Fund (Class A)	791,149	$791,149

Total Fixed Income Funds (cost $791,149)		$791,149

Total Investments (cost $13,196,336)		$13,497,912

* Percentages indicated are based on net assets of $13,495,330

The funds’ portfolios 7/31/10 cont.

Notes to the funds’ portfolio

Unless noted otherwise, the notes to the funds’ portfolio are for the close of the funds’ reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Investments in Securities

Fund	Level 1	Level 2	Level 3	Total

Putnam RetirementReady 2050 Fund	$7,453,651	$—	$—	$7,453,651

Putnam RetirementReady 2045 Fund	14,467,388	—	—	14,467,388

Putnam RetirementReady 2040 Fund	21,337,842	—	—	21,337,842

Putnam RetirementReady 2035 Fund	31,205,885	—	—	31,205,885

Putnam RetirementReady 2030 Fund	39,775,289	—	—	39,775,289

Putnam RetirementReady 2025 Fund	46,582,053	—	—	46,582,053

Putnam RetirementReady 2020 Fund	44,727,786	—	—	44,727,786

Putnam RetirementReady 2015 Fund	40,372,484	—	—	40,372,484

Putnam RetirementReady 2010 Fund	17,802,000	—	—	17,802,000

Putnam RetirementReady Maturity Fund	13,497,912	—	—	13,497,912

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities 7/31/10

ASSETS	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 5)	$7,453,651	$14,467,388	$21,337,842	$31,205,885	$39,775,289

Interest receivable	—	—	—	—	1

Receivable for shares of
the fund sold	24,189	38,506	37,342	51,925	101,404

Receivable for investments sold	210,218	922,460	1,429,020	1,269,347	2,581,882

Receivable from Manager
(Note 2)	7,232	10,449	15,854	21,646	28,385

Total assets	7,695,290	15,438,803	22,820,058	32,548,803	42,486,961

LIABILITIES

Payable for shares of the
fund repurchased	210,218	922,460	1,420,719	1,269,347	2,564,736

Payable for investments
purchased	24,189	38,506	45,644	51,880	118,550

Payable for distribution fees
(Note 2)	1,414	2,426	3,502	5,201	7,880

Payable for audit expense	3,858	7,697	11,483	16,537	21,560

Payable for legal expense	—	—	—	—	—

Other accrued expenses	3,374	2,752	4,371	5,109	6,825

Total liabilities	243,053	973,841	1,485,719	1,348,074	2,719,551

Net assets	$7,452,237	$14,464,962	$21,334,339	$31,200,729	$39,767,410

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$13,288,769	$25,272,962	$35,623,090	$51,930,143	$66,964,235

Undistributed net investment
income (Note 1)	31,261	271,486	274,325	595,853	682,197

Accumulated net realized loss
on investments (Note 1)	(5,917,774)	(11,638,830)	(15,532,085)	(24,249,481)	(31,799,905)

Net unrealized appreciation
of investments	49,981	559,344	969,009	2,924,214	3,920,883

Total — Representing net assets
applicable to capital outstanding	$7,452,237	$14,464,962	$21,334,339	$31,200,729	$39,767,410

(Continued on next page)

Statements of assets and liabilities 7/31/10 cont.

COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Computation of net asset value, offering price and redemption price Class A
Net Assets	$4,885,955	$8,985,103	$11,637,236	$18,603,198	$25,133,140

Number of shares outstanding	411,258	678,747	817,788	1,282,971	1,710,018

Net asset value and
redemption price	$11.88	$13.24	$14.23	$14.50	$14.70

Offering price per class A share
(100/94.25 of Class A net
asset value) *	$12.60	$14.05	$15.10	$15.38	$15.60

Computation of net asset value and offering price Class B
Net Assets	$104,717	$119,067	$258,142	$421,425	$810,106

Number of shares outstanding	8,897	9,650	19,289	31,112	57,627

Net asset value and offering price	** $11.77	$12.34	$13.38	$13.55	$14.06

Computation of net asset value and offering price Class C
Net Assets	$65,420	$22,373	$90,335	$231,825	$376,015

Number of shares outstanding	5,572	1,796	6,783	17,086	26,648

Net asset value and offering price	** $11.74	$12.46	$13.32	$13.57	$14.11

Computation of net asset value, offering price and redemption price Class M
Net Assets	$57,280	$5,891	$17,776	$65,145	$577,638

Number of shares outstanding	4,858	453	1,313	4,739	41,004

Net asset value and
redemption price	$11.79	$13.01 ***	$13.53 ***	$13.75	$14.09

Offering price per class M share
(100/96.50 of Class M net
asset value) *	$12.22	$13.48	$14.02	$14.25	$14.60

Computation of net asset value, offering price and redemption price Class R
Net Assets	$406,417	$643,810	$1,278,316	$1,278,163	$1,874,689

Number of shares outstanding	34,544	47,624	87,741	91,057	133,466

Net asset value, offering price
and redemption value	$11.77	$13.52	$14.57	$14.04	$14.05

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$1,932,448	$4,688,718	$8,052,534	$10,600,973	$10,995,822

Number of shares outstanding	162,100	306,463	496,118	641,506	665,360

Net asset value, offering price
and redemption value	$11.92	$15.30	$16.23	$16.53	$16.53

Cost of investments (Note 1)	$7,403,670	$13,908,044	$20,368,833	$28,281,671	$35,854,406

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

Statements of assets and liabilities 7/31/10 cont.

ASSETS	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 5)	$46,582,053	$44,727,786	$40,372,484	$17,802,000	$13,497,912

Interest receivable	2	8	4	1	2

Receivable for shares of
the fund sold	114,226	133,726	161,524	13,893	14,451

Receivable for investments sold	3,143,380	2,995,008	2,151,640	226,845	442,231

Receivable from Manager
(Note 2)	32,730	31,742	34,512	48,571	35,729

Total assets	49,872,391	47,888,270	42,720,164	18,091,310	13,990,325

LIABILITIES

Payable for shares of the
fund repurchased	3,143,380	2,995,008	2,151,638	226,683	442,231

Payable for investments
purchased	114,226	123,726	161,526	14,055	14,451

Payable for distribution fees
(Note 2)	9,269	9,331	9,070	3,824	2,584

Payable for audit expense	24,840	24,334	27,918	16,880	12,542

Payable for legal expense	—	—	—	28,464	21,536

Other accrued expenses	7,890	7,408	6,594	3,227	1,651

Total liabilities	3,299,605	3,159,807	2,356,746	293,133	494,995

Net assets	$46,572,786	$44,728,463	$40,363,418	$17,798,177	$13,495,330

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$77,955,560	$76,955,538	$66,841,578	$28,849,981	$18,346,677

Undistributed net investment
income (Note 1)	1,242,527	1,580,094	1,481,918	156,585	28,727

Accumulated net realized loss on
investments (Note 1)	(36,322,804)	(37,098,562)	(29,854,421)	(11,876,584)	(5,181,650)

Net unrealized appreciation
of investments	3,697,503	3,291,393	1,894,343	668,195	301,576

Total — Representing net assets
applicable to capital outstanding	$46,572,786	$44,728,463	$40,363,418	$17,798,177	$13,495,330

(Continued on next page)

Statements of assets and liabilities 7/31/10 cont.

COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Computation of net asset value, offering price and redemption price Class A
Net Assets	$32,661,262	$34,289,268	$31,450,745	$14,122,325	$10,076,631

Number of shares outstanding	2,044,495	2,220,877	1,939,142	938,303	634,846

Net asset value and
redemption price	$15.98	$15.44	$16.22	$15.05	$15.87

Offering price per class A share
(100/94.25 of Class A net
asset value) *	$16.95	$16.38	$17.21	$15.97	$16.84

Computation of net asset value and offering price Class B
Net Assets	$893,879	$694,981	$467,392	$143,462	$42,125

Number of shares outstanding	59,384	46,519	29,611	9,804	2,650

Net asset value and offering price	** $15.05	$14.94	$15.78	$14.63	$15.90

Computation of net asset value and offering price Class C
Net Assets	$333,840	$482,863	$672,908	$294,594	$138,394

Number of shares outstanding	22,100	32,218	42,718	20,357	8,689

Net asset value and offering price	** $15.11	$14.99	$15.75	$14.47	$15.93

Computation of net asset value, offering price and redemption price Class M
Net Assets	$154,251	$233,809	$385,071	$89,939	$314,803

Number of shares outstanding	10,107	15,424	24,133	6,086	19,787

Net asset value and
redemption price	$15.26	$15.16	$15.96	$14.78	$15.91

Offering price per class M share
(100/96.50 of Class M net
asset value) *	$15.81	$15.71	$16.54	$15.32	$16.49

Computation of net asset value, offering price and redemption price Class R
Net Assets	$1,765,956	$1,051,124	$2,011,236	$881,042	$193,084

Number of shares outstanding	117,028	70,147	127,525	60,225	12,167

Net asset value, offering price
and redemption value	$15.09	$14.98	$15.77	$14.63	$15.87

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$10,763,598	$7,976,418	$5,376,066	$2,266,815	$2,730,293

Number of shares outstanding	670,471	468,791	330,070	142,012	171,515

Net asset value, offering price
and redemption value	$16.05	$17.01	$16.29	$15.96	$15.92

Cost of investments (Note 1)	$42,884,550	$41,436,393	$38,478,141	$17,133,805	$13,196,336

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statements of operations For the year ended 7/31/10

INVESTMENT INCOME	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Income distributions from
underlying Putnam Fund shares	$448,454	$862,889	$1,184,308	$1,536,203	$1,734,036

EXPENSES

Distribution fees — Class A (Note 2)	13,134	25,631	35,640	52,925	73,804

Distribution fees — Class B (Note 2)	1,258	1,385	2,512	4,518	7,798

Distribution fees — Class C (Note 2)	575	194	587	1,628	2,453

Distribution fees — Class M (Note 2)	383	40	141	476	4,893

Distribution fees — Class R (Note 2)	1,775	2,514	4,694	4,938	5,691

Audit fees	3,858	7,697	11,483	16,537	21,560

Reports to shareholders	4,698	3,719	5,878	6,838	9,052

Legal fees	—	—	—	—	—

Postage	1,405	1,192	1,660	1,911	2,417

Other fees	492	432	512	563	653

Fees waived and reimbursed
by Manager (Note 2)	(10,453)	(13,040)	(19,533)	(25,849)	(33,682)

Total expenses	17,125	29,764	43,574	64,485	94,639

Net investment income	431,329	833,125	1,140,734	1,471,718	1,639,397

Net realized gain on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	1,284,214	2,418,693	3,843,289	5,290,405	7,476,527

Capital gain distribution from
underlying Putnam Fund shares	626,144	1,075,638	1,156,905	870,259	208,317

Net unrealized depreciation of
underlying Putnam Fund shares
during the year	(1,424,187)	(2,457,271)	(3,340,766)	(3,463,905)	(4,002,825)

Net gain on investments	486,171	1,037,060	1,659,428	2,696,759	3,682,019

Net increase in net assets
resulting from operations	$917,500	$1,870,185	$2,800,162	$4,168,477	$5,321,416

(Continued on next page)

Statements of operations For the year ended 7/31/10 cont.

INVESTMENT INCOME	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Income distributions from
underlying Putnam Fund shares	$1,958,480	$1,891,484	$1,972,710	$621,228	$446,241

EXPENSES

Distribution fees — Class A (Note 2)	89,926	96,247	119,731	40,475	28,050

Distribution fees — Class B (Note 2)	8,894	7,520	5,126	1,750	431

Distribution fees — Class C (Note 2)	2,569	4,502	5,677	3,240	1,027

Distribution fees — Class M (Note 2)	948	1,769	2,183	564	2,636

Distribution fees — Class R (Note 2)	6,843	3,691	7,119	3,027	544

Audit fees	24,840	24,334	27,918	16,881	12,542

Reports to shareholders	10,877	10,033	8,828	4,447	2,233

Legal fees	—	—	—	28,464	21,536

Postage	2,811	2,546	2,285	1,210	664

Other fees	724	635	585	339	221

Fees waived and reimbursed
by Manager (Note 2)	(39,252)	(37,548)	(39,616)	(51,341)	(37,196)

Total expenses	109,180	113,729	139,836	49,056	32,688

Net investment income	1,849,300	1,777,755	1,832,874	572,172	413,553

Net realized gain on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	9,294,919	8,341,922	9,488,030	3,255,523	2,689,257

Capital gain distribution from
underlying Putnam Fund shares	50,411	63,113	99,112	45,599	34,092

Net unrealized depreciation of
underlying Putnam Fund shares
during the year	(4,974,965)	(4,311,421)	(5,690,021)	(1,942,810)	(1,772,752)

Net gain on investments	4,370,365	4,093,614	3,897,121	1,358,312	950,597

Net increase in net assets
resulting from operations	$6,219,665	$5,871,369	$5,729,995	$1,930,484	$1,364,150

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets

2050 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$431,329	$53,621

Net realized gain (loss) on underlying Putnam Fund shares	1,910,358	(5,681,636)

Net unrealized appreciation (depreciation) on
underlying Putnam Fund shares	(1,424,187)	3,275,905

Net increase (decrease) in net assets resulting from operations	917,500	(2,352,110)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(688,626)	(83,861)

Class B	(17,995)	(897)

Class C	(7,290)	(262)

Class M	(6,810)	(355)

Class R	(48,127)	(2,275)

Class Y	(290,816)	(58,367)

From net realized long-term gain on investments
Class A	—	(198,202)

Class B	—	(4,258)

Class C	—	(1,113)

Class M	—	(1,212)

Class R	—	(5,843)

Class Y	—	(115,779)

Redemption fees (Note 1)	1	—

Increase (decrease) from capital share transactions (Note 4)	52,222	(522,010)

Total decrease in net assets	(89,941)	(3,346,544)

NET ASSETS

Beginning of year	7,542,178	10,888,722

End of year	$7,452,237	$7,542,178

Undistributed net investment income, end of year	$31,261	$35,381

Statements of changes in net assets cont.

2045 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$833,125	$116,463

Net realized gain (loss) on underlying Putnam Fund shares	3,494,331	(11,280,974)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(2,457,271)	6,760,492

Net increase (decrease) in net assets resulting from operations	1,870,185	(4,404,019)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,155,763)	(5,593)

Class B	(17,327)	—

Class C	(2,181)	—

Class M	(609)	—

Class R	(51,002)	—

Class Y	(518,684)	(21,436)

From net realized long-term gain on investments
Class A	—	(495,612)

Class B	—	(6,701)

Class C	—	(912)

Class M	—	(288)

Class R	—	(20,110)

Class Y	—	(305,501)

Redemption fees (Note 1)	10	30

Decrease from capital share transactions (Note 4)	(624,911)	(1,836,225)

Total decrease in net assets	(500,282)	(7,096,367)

NET ASSETS

Beginning of year	14,965,244	22,061,611

End of year	$14,464,962	$14,965,244

Undistributed net investment income, end of year	$271,486	$112,216

Statements of changes in net assets cont.

2040 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,140,734	$205,715

Net realized gain (loss) on underlying Putnam Fund shares	5,000,194	(15,932,492)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(3,340,766)	9,593,489

Net increase (decrease) in net assets resulting from operations	2,800,162	(6,133,288)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,394,071)	(36,540)

Class B	(24,654)	—

Class C	(5,411)	—

Class M	(1,603)	—

Class R	(77,668)	(428)

Class Y	(713,145)	(49,998)

From net realized long-term gain on investments
Class A	—	(487,425)

Class B	—	(10,924)

Class C	—	(821)

Class M	—	(340)

Class R	—	(18,313)

Class Y	—	(320,251)

Redemption fees (Note 1)	11	163

Decrease from capital share transactions (Note 4)	(1,048,050)	(2,855,146)

Total decrease in net assets	(464,429)	(9,913,311)

NET ASSETS

Beginning of year	21,798,768	31,712,079

End of year	$21,334,339	$21,798,768

Undistributed net investment income, end of year	$274,325	$199,102

Statements of changes in net assets cont.

2035 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,471,718	$391,127

Net realized gain (loss) on underlying Putnam Fund shares	6,160,664	(24,879,506)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(3,463,905)	14,974,253

Net increase (decrease) in net assets resulting from operations	4,168,477	(9,514,126)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,355,509)	(93,903)

Class B	(30,397)	—

Class C	(9,388)	—

Class M	(3,952)	(112)

Class R	(53,146)	(2,244)

Class Y	(661,625)	(115,721)

From net realized long-term gain on investments
Class A	—	(728,126)

Class B	—	(15,726)

Class C	—	(3,901)

Class M	—	(2,699)

Class R	—	(21,689)

Class Y	—	(550,153)

Redemption fees (Note 1)	—	271

Decrease from capital share transactions (Note 4)	(2,355,348)	(6,530,661)

Total decrease in net assets	(300,888)	(17,578,790)

NET ASSETS

Beginning of year	31,501,617	49,080,407

End of year	$31,200,729	$31,501,617

Undistributed net investment income, end of year	$595,853	$377,755

Statements of changes in net assets cont.

2030 Fund — TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,639,397	$634,506

Net realized gain (loss) on underlying Putnam Fund shares	7,684,844	(33,170,681)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(4,002,825)	19,487,382

Net increase (decrease) in net assets resulting from operations	5,321,416	(13,048,793)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,192,342)	(230,100)

Class B	(29,195)	(44)

Class C	(7,151)	(26)

Class M	(25,007)	(1,726)

Class R	(30,249)	(5,012)

Class Y	(477,445)	(235,881)

From net realized long-term gain on investments
Class A	—	(1,224,943)

Class B	—	(26,462)

Class C	—	(4,360)

Class M	—	(26,933)

Class R	—	(32,059)

Class Y	—	(922,125)

Redemption fees (Note 1)	135	885

Decrease from capital share transactions (Note 4)	(3,449,710)	(11,502,109)

Total increase (decrease) in net assets	110,452	(27,259,688)

NET ASSETS

Beginning of year	39,656,958	66,916,646

End of year	$39,767,410	$39,656,958

Undistributed net investment income, end of year	$682,197	$613,053

Statements of changes in net assets cont.

2025 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,849,300	$1,122,307

Net realized gain (loss) on underlying Putnam Fund shares	9,345,330	(38,395,487)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(4,974,965)	21,802,873

Net increase (decrease) in net assets resulting from operations	6,219,665	(15,470,307)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,173,037)	(364,668)

Class B	(25,261)	(1,681)

Class C	(6,633)	(248)

Class M	(4,651)	—

Class R	(41,632)	(8,951)

Class Y	(468,166)	(386,188)

From net realized long-term gain on investments
Class A	—	(1,062,224)

Class B	—	(25,256)

Class C	—	(4,250)

Class M	—	(2,514)

Class R	—	(27,963)

Class Y	—	(875,141)

Redemption fees (Note 1)	277	43

Decrease from capital share transactions (Note 4)	(4,641,919)	(17,536,726)

Total decrease in net assets	(141,357)	(35,766,074)

NET ASSETS

Beginning of year	46,714,143	82,480,217

End of year	$46,572,786	$46,714,143

Undistributed net investment income, end of year	$1,242,527	$1,087,642

Statements of changes in net assets cont.

2020 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,777,755	$1,913,764

Net realized gain (loss) on underlying Putnam Fund shares	8,405,035	(38,188,505)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(4,311,421)	20,222,228

Net increase (decrease) in net assets resulting from operations	5,871,369	(16,052,513)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(1,637,890)	(662,067)

Class B	(30,097)	(4,878)

Class C	(17,586)	(1,451)

Class M	(9,130)	(1,401)

Class R	(25,305)	(10,582)

Class Y	(401,107)	(475,196)

From net realized long-term gain on investments
Class A	—	(648,863)

Class B	—	(10,586)

Class C	—	(2,820)

Class M	—	(5,736)

Class R	—	(11,065)

Class Y	—	(392,479)

Redemption fees (Note 1)	25	380

Decrease from capital share transactions (Note 4)	(5,071,928)	(26,633,851)

Total decrease in net assets	(1,321,649)	(44,913,108)

NET ASSETS

Beginning of year	46,050,112	90,963,220

End of year	$44,728,463	$46,050,112

Undistributed net investment income, end of year	$1,580,094	$1,891,823

Statements of changes in net assets cont.

2015 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$1,832,874	$2,886,713

Net realized gain (loss) on underlying Putnam Fund shares	9,587,142	(34,631,077)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(5,690,021)	18,326,557

Net increase (decrease) in net assets resulting from operations	5,729,995	(13,417,807)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(2,171,818)	(1,588,656)

Class B	(20,911)	(9,677)

Class C	(18,779)	(6,214)

Class M	(10,089)	(4,557)

Class R	(57,709)	(13,161)

Class Y	(292,539)	(742,384)

From net realized long-term gain on investments
Class A	—	(680,244)

Class B	—	(6,149)

Class C	—	(3,481)

Class M	—	(2,682)

Class R	—	(5,735)

Class Y	—	(290,577)

Redemption fees (Note 1)	104	1,100

Decrease from capital share transactions (Note 4)	(17,749,208)	(20,269,484)

Total decrease in net assets	(14,590,954)	(37,039,708)

NET ASSETS

Beginning of year	54,954,372	91,994,080

End of year	$40,363,418	$54,954,372

Undistributed net investment income, end of year	$1,481,918	$2,169,791

Statements of changes in net assets cont.

2010 Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$572,172	$1,536,539

Net realized gain (loss) on underlying Putnam Fund shares	3,301,122	(13,071,890)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(1,942,810)	5,845,321

Net increase (decrease) in net assets resulting from operations	1,930,484	(5,690,030)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(782,187)	(1,103,931)

Class B	(9,181)	(10,286)

Class C	(14,481)	(19,029)

Class M	(1,957)	(25,060)

Class R	(27,965)	(19,551)

Class Y	(184,438)	(767,105)

Redemption fees (Note 1)	18	496

Decrease from capital share transactions (Note 4)	(4,299,985)	(13,130,902)

Total decrease in net assets	(3,389,692)	(20,765,398)

NET ASSETS

Beginning of year	21,187,869	41,953,267

End of year	$17,798,177	$21,187,869

Undistributed net investment income, end of year	$156,585	$545,202

Statements of changes in net assets cont.

Maturity Fund — TOTAL DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$413,553	$1,044,502

Net realized gain (loss) on underlying Putnam Fund shares	2,723,349	(6,814,433)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(1,772,752)	3,590,995

Net increase (decrease) in net assets resulting from operations	1,364,150	(2,178,936)

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(318,697)	(684,854)

Class B	(893)	(2,298)

Class C	(1,727)	(8,936)

Class M	(8,087)	(34,269)

Class R	(2,606)	(8,841)

Class Y	(101,222)	(307,390)

Redemption fees (Note 1)	1,272	2,056

Decrease from capital share transactions (Note 4)	(2,128,417)	(3,665,488)

Total decrease in net assets	(1,196,227)	(6,888,956)

NET ASSETS

Beginning of year	14,691,557	21,580,513

End of year	$13,495,330	$14,691,557

Undistributed net investment income, end of year	$28,727	$3,559

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2050 Fund

Class A
July 31, 2010	$12.19	.66	.90	1.56	(1.87)	—	(1.87)	— [b]	$11.88	12.76	$4,886.25		5.36	85.88
July 31, 2009	15.83	.07	(3.08)	(3.01)	(.19)	(.44)	(.63)	— [b]	12.19	(18.34)	5,110.35		.64	170.52
July 31, 2008	21.18	.21	(2.85)	(2.64)	(.51)	(2.20)	(2.71)	—	15.83	(14.25)	7,132.35		1.13	151.28
July 31, 2007	18.79	.17	2.89	3.06	(.33)	(.34)	(.67)	— [b]	21.18	16.35	10,042.34		.81	67.99
July 31, 2006	18.10	.16 [f]	1.11	1.27	(.27)	(.31)	(.58)	— [b]	18.79	7.07	2,852.35		.86 [f]	96.90

Class B
July 31, 2010	$12.09	.67	.79	1.46	(1.78)	—	(1.78)	— [b]	$11.77	11.98	$105	1.00	5.45	85.88
July 31, 2009	15.69	(.02)	(3.05)	(3.07)	(.09)	(.44)	(.53)	— [b]	12.09	(19.00)	137	1.10	(.19)	170.52
July 31, 2008	21.02	.06	(2.83)	(2.77)	(.36)	(2.20)	(2.56)	—	15.69	(14.91)	119	1.10	.31	151.28
July 31, 2007	18.71	.02	2.86	2.88	(.23)	(.34)	(.57)	— [b]	21.02	15.50	143	1.09	.12	67.99
July 31, 2006	18.07	.08 [f]	1.04	1.12	(.17)	(.31)	(.48)	— [b]	18.71	6.26	45	1.10	.43 [f]	96.90

Class C
July 31, 2010	$12.08	.54	.92	1.46	(1.80)	—	(1.80)	— [b]	$11.74	11.99	$65	1.00	4.44	85.88
July 31, 2009	15.70	(.03)	(3.05)	(3.08)	(.10)	(.44)	(.54)	— [b]	12.08	(19.01)	46	1.10	(.29)	170.52
July 31, 2008	21.12	.05	(2.81)	(2.76)	(.46)	(2.20)	(2.66)	—	15.70	(14.90)	34	1.10	.29	151.28
July 31, 2007	18.72	(.10)	2.98	2.88	(.14)	(.34)	(.48)	— [b]	21.12	15.49	16	1.09	(.44)	67.99
July 31, 2006	18.07	.24 [f]	.89	1.13	(.17)	(.31)	(.48)	— [b]	18.72	6.29	1	1.10	1.31 [f]	96.90

Class M
July 31, 2010	$12.12	.60	.89	1.49	(1.82)	—	(1.82)	— [b]	$11.79	12.24	$57.75		4.92	85.88
July 31, 2009	15.74	— [b]	(3.05)	(3.05)	(.13)	(.44)	(.57)	— [b]	12.12	(18.78)	43.85		(.01)	170.52
July 31, 2008	21.12	.10	(2.83)	(2.73)	(.45)	(2.20)	(2.65)	—	15.74	(14.69)	36.85		.54	151.28
July 31, 2007	18.74	(.02)	2.96	2.94	(.22)	(.34)	(.56)	— [b]	21.12	15.74	29.84		(.11)	67.99
July 31, 2006	18.08	.15 [f]	1.02	1.17	(.20)	(.31)	(.51)	— [b]	18.74	6.52	3.85		.78 [f]	96.90

Class R
July 31, 2010	$12.10	.62	.91	1.53	(1.86)	—	(1.86)	— [b]	$11.77	12.56	$406.50		5.09	85.88
July 31, 2009	15.74	.02	(3.05)	(3.03)	(.17)	(.44)	(.61)	— [b]	12.10	(18.58)	256.60		.18	170.52
July 31, 2008	21.12	.13	(2.81)	(2.68)	(.50)	(2.20)	(2.70)	—	15.74	(14.47)	150.60		.73	151.28
July 31, 2007	18.77	.08	2.92	3.00	(.31)	(.34)	(.65)	— [b]	21.12	16.08	66.59		.38	67.99
July 31, 2006	18.09	.07 [f]	1.14	1.21	(.22)	(.31)	(.53)	— [b]	18.77	6.75	10.60		.40 [f]	96.90

Class Y
July 31, 2010	$12.22	.76	.84	1.60	(1.90)	—	(1.90)	— [b]	$11.92	13.10	$1,932	—	6.11	85.88
July 31, 2009	15.89	.11	(3.12)	(3.01)	(.22)	(.44)	(.66)	— [b]	12.22	(18.20)	1,951.10		.95	170.52
July 31, 2008	21.26	.24	(2.85)	(2.61)	(.56)	(2.20)	(2.76)	—	15.89	(14.04)	3,417.10		1.26	151.28
July 31, 2007	18.84	.19	2.92	3.11	(.35)	(.34)	(.69)	— [b]	21.26	16.65	5,128.09		.90	67.99
July 31, 2006	18.11	.21 [f]	1.11	1.32	(.28)	(.31)	(.59)	— [b]	18.84	7.34	1,047.10		1.09 [f]	96.90

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2045 Fund

Class A
July 31, 2010	$13.23	.70	1.02	1.72	(1.71)	—	(1.71)	— [b]	$13.24	13.01	$8,985.25		5.16	75.70
July 31, 2009	17.10	.09	(3.27)	(3.18)	(.01)	(.68)	(.69)	— [b]	13.23	(17.96)	10,108.35		.73	157.65
July 31, 2008	26.39	.26	(3.04)	(2.78)	(.93)	(5.58)	(6.51)	— [b]	17.10	(13.88)	14,332.34		1.21	133.74
July 31, 2007	24.07	.25	3.64	3.89	(.44)	(1.13)	(1.57)	— [b]	26.39	16.36	22,590.33		.93	78.06
July 31, 2006	23.56	.28 [f]	1.47	1.75	(.40)	(.84)	(1.24)	— [b]	24.07	7.50	15,085.35		1.14 [f]	55.76

Class B
July 31, 2010	$12.45	.62	.90	1.52	(1.63)	—	(1.63)	— [b]	$12.34	12.11	$119	1.00	4.86	75.70
July 31, 2009	16.25	(.02)	(3.10)	(3.12)	—	(.68)	(.68)	— [b]	12.45	(18.53)	138	1.10	(.14)	157.65
July 31, 2008	25.42	.09	(2.89)	(2.80)	(.79)	(5.58)	(6.37)	— [b]	16.25	(14.52)	158	1.09	.45	133.74
July 31, 2007	23.30	.04	3.53	3.57	(.32)	(1.13)	(1.45)	— [b]	25.42	15.49	158	1.08	.16	78.06
July 31, 2006	22.92	— [f]	1.52	1.52	(.30)	(.84)	(1.14)	— [b]	23.30	6.71	81	1.10	(.01) [f]	55.76

Class C
July 31, 2010	$12.56	.54	1.00	1.54	(1.64)	—	(1.64)	— [b]	$12.46	12.18	$22	1.00	4.21	75.70
July 31, 2009	16.39	— [b]	(3.15)	(3.15)	—	(.68)	(.68)	— [b]	12.56	(18.55)	13	1.10	.01	157.65
July 31, 2008	25.59	.08	(2.90)	(2.82)	(.80)	(5.58)	(6.38)	— [b]	16.39	(14.52)	20	1.09	.40	133.74
July 31, 2007	23.40	.03	3.55	3.58	(.26)	(1.13)	(1.39)	— [b]	25.59	15.48	17	1.08	.12	78.06
July 31, 2006	22.92	.11 [f]	1.42	1.53	(.21)	(.84)	(1.05)	— [b]	23.40	6.70	9	1.10	.46 [f]	55.76

Class M
July 31, 2010	$13.03	.63	1.00	1.63	(1.65)	—	(1.65)	— [b]	$13.01	12.45	$6.75		4.71	75.70
July 31, 2009	16.93	.02	(3.24)	(3.22)	—	(.68)	(.68)	— [b]	13.03	(18.37)	5.85		.18	157.65
July 31, 2008	25.71	.02	(2.88)	(2.86)	(.35)	(5.58)	(5.93)	.01	16.93	(14.29)	7.84		.13	133.74
July 31, 2007	23.44	.14	3.52	3.66	(.26)	(1.13)	(1.39)	— [b]	25.71	15.79	1.83		.54	78.06
July 31, 2006	22.96	.17 [f]	1.42	1.59	(.27)	(.84)	(1.11)	— [b]	23.44	6.97	8.85		.72 [f]	55.76

Class R
July 31, 2010	$13.49	.61	1.10	1.71	(1.68)	—	(1.68)	— [b]	$13.52	12.67	$644.50		4.42	75.70
July 31, 2009	17.44	.05	(3.32)	(3.27)	—	(.68)	(.68)	— [b]	13.49	(18.14)	335.60		.37	157.65
July 31, 2008	26.84	.17	(3.06)	(2.89)	(.93)	(5.58)	(6.51)	—	17.44	(14.08)	364.59		.82	133.74
July 31, 2007	24.53	.14	3.76	3.90	(.46)	(1.13)	(1.59)	— [b]	26.84	16.09	193.58		.52	78.06
July 31, 2006 [1]	24.04	(.02) [f]	.51	.49	—	—	—	— [b]	24.53	2.04*	19	.36*	(.09)* [f]	55.76
December 19, 2005 [2]	23.00	.49	.55	1.04	—	—	—	—	24.04	4.55*	—	.23*	2.12*	36.08*

Class Y
July 31, 2010	$15.05	.92	1.08	2.00	(1.75)	—	(1.75)	— [b]	$15.30	13.28	$4,689	—	5.88	75.70
July 31, 2009	19.33	.13	(3.68)	(3.55)	(.05)	(.68)	(.73)	— [b]	15.05	(17.77)	4,366.10		.92	157.65
July 31, 2008	28.99	.31	(3.38)	(3.07)	(1.01)	(5.58)	(6.59)	— [b]	19.33	(13.66)	7,181.09		1.29	133.74
July 31, 2007	26.29	.36	3.96	4.32	(.49)	(1.13)	(1.62)	— [b]	28.99	16.66	12,015.08		1.25	78.06
July 31, 2006	25.60	.36 [f]	1.61	1.97	(.44)	(.84)	(1.28)	— [b]	26.29	7.77	10,378.10		1.37 [f]	36.08

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2040 Fund

Class A
July 31, 2010	$13.92	.70	1.14	1.84	(1.53)	—	(1.53)	— [b]	$14.23	13.23	$11,637.25		4.84	75.23
July 31, 2009	17.50	.12	(3.18)	(3.06)	(.04)	(.48)	(.52)	— [b]	13.92	(17.02)	13,919.35		.93	158.05
July 31, 2008	26.10	.31	(3.06)	(2.75)	(.93)	(4.92)	(5.85)	— [b]	17.50	(13.48)	20,919.34		1.44	133.96
July 31, 2007	24.01	.29	3.45	3.74	(.46)	(1.19)	(1.65)	— [b]	26.10	15.77	30,802.33		1.11	60.17
July 31, 2006	23.58	.30 [f]	1.42	1.72	(.39)	(.90)	(1.29)	— [b]	24.01	7.38	21,829.35		1.24 [f]	54.52

Class B
July 31, 2010	$13.17	.52	1.12	1.64	(1.43)	—	(1.43)	— [b]	$13.38	12.39	$258	1.00	3.83	75.23
July 31, 2009	16.67	.01	(3.03)	(3.02)	—	(.48)	(.48)	— [b]	13.17	(17.66)	226	1.10	.09	158.05
July 31, 2008	25.12	.10	(2.88)	(2.78)	(.75)	(4.92)	(5.67)	— [b]	16.67	(14.12)	338	1.09	.50	133.96
July 31, 2007	23.25	.08	3.35	3.43	(.37)	(1.19)	(1.56)	— [b]	25.12	14.91	278	1.08	.30	60.17
July 31, 2006	22.92	.05 [f]	1.45	1.50	(.27)	(.90)	(1.17)	— [b]	23.25	6.58	127	1.10	.22 [f]	54.52

Class C
July 31, 2010	$13.16	.47	1.16	1.63	(1.47)	—	(1.47)	— [b]	$13.32	12.37	$90	1.00	3.44	75.23
July 31, 2009	16.65	(.02)	(2.99)	(3.01)	—	(.48)	(.48)	— [b]	13.16	(17.62)	38	1.10	(.14)	158.05
July 31, 2008	25.20	.11	(2.88)	(2.77)	(.86)	(4.92)	(5.78)	— [b]	16.65	(14.11)	30	1.09	.57	133.96
July 31, 2007	23.31	.01	3.42	3.43	(.35)	(1.19)	(1.54)	— [b]	25.20	14.92	18	1.08	.05	60.17
July 31, 2006	22.92	.11 [f]	1.39	1.50	(.21)	(.90)	(1.11)	— [b]	23.31	6.60	2	1.10	.46 [f]	54.52

Class M
July 31, 2010	$13.32	.50	1.19	1.69	(1.48)	—	(1.48)	— [b]	$13.53	12.65	$18.75		3.58	75.23
July 31, 2009	16.82	.02	(3.04)	(3.02)	—	(.48)	(.48)	— [b]	13.32	(17.46)	15.85		.13	158.05
July 31, 2008	25.24	.18	(2.92)	(2.74)	(.76)	(4.92)	(5.68)	— [b]	16.82	(13.90)	9.84		.88	133.96
July 31, 2007	23.32	.19	3.31	3.50	(.39)	(1.19)	(1.58)	— [b]	25.24	15.19	14.83		.76	60.17
July 31, 2006	22.94	.15 [f]	1.41	1.56	(.28)	(.90)	(1.18)	— [b]	23.32	6.85	23.85		.64 [f]	54.52

Class R
July 31, 2010	$14.23	.57	1.28	1.85	(1.51)	—	(1.51)	— [b]	$14.57	12.97	$1,278.50		3.86	75.23
July 31, 2009	17.89	.06	(3.23)	(3.17)	(.01)	(.48)	(.49)	— [b]	14.23	(17.25)	622.60		.46	158.05
July 31, 2008	26.61	.20	(3.06)	(2.86)	(.94)	(4.92)	(5.86)	— [b]	17.89	(13.68)	499.59		.98	133.96
July 31, 2007	24.50	.20	3.55	3.75	(.45)	(1.19)	(1.64)	— [b]	26.61	15.49	158.58		.75	60.17
July 31, 2006 [1]	24.01	.01 [f]	.48	.49	—	—	—	— [b]	24.50	2.01*	46	.36*	.05* [f]	54.52
December 19, 2005 [2]	22.99	.49	.53	1.02	—	—	—	—	24.01	4.45*	—	.23*	2.10*	39.73*

Class Y
July 31, 2010	$15.68	.86	1.26	2.12	(1.57)	—	(1.57)	— [b]	$16.23	13.52	$8,053	—	5.22	75.23
July 31, 2009	19.63	.15	(3.54)	(3.39)	(.08)	(.48)	(.56)	— [b]	15.68	(16.83)	6,979.10		1.05	158.05
July 31, 2008	28.57	.36	(3.38)	(3.02)	(1.00)	(4.92)	(5.92)	— [b]	19.63	(13.26)	9,917.09		1.50	133.96
July 31, 2007	26.13	.40	3.74	4.14	(.51)	(1.19)	(1.70)	— [b]	28.57	16.06	16,298.08		1.39	60.17
July 31, 2006	25.53	.38 [f]	1.56	1.94	(.44)	(.90)	(1.34)	— [b]	26.13	7.66	12,548.10		1.46 [f]	54.52

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2035 Fund

Class A
July 31, 2010	$13.62	.62	1.23	1.85	(.97)	—	(.97)	—	$14.50	13.57	$18,603.25		4.29	65.40
July 31, 2009	17.02	.14	(3.00)	(2.86)	(.06)	(.48)	(.54)	—	13.62	(16.22)	20,418.35		1.12	152.61
July 31, 2008	25.13	.34	(2.84)	(2.50)	(.94)	(4.67)	(5.61)	—	17.02	(12.79)	29,945.34		1.65	126.79
July 31, 2007	23.42	.33	3.17	3.50	(.49)	(1.30)	(1.79)	—	25.13	15.18	43,169.33		1.30	58.16
July 31, 2006	23.14	.33 [f]	1.25	1.58	(.42)	(.88)	(1.30)	—	23.42	6.87	31,513.35		1.41 [f]	51.70

Class B
July 31, 2010	$12.80	.51	1.13	1.64	(.89)	—	(.89)	—	$13.55	12.77	$421	1.00	3.74	65.40
July 31, 2009	16.07	.03	(2.82)	(2.79)	—	(.48)	(.48)	—	12.80	(16.85)	397	1.10	.23	152.61
July 31, 2008	24.06	.16	(2.69)	(2.53)	(.79)	(4.67)	(5.46)	—	16.07	(13.46)	486	1.09	.85	126.79
July 31, 2007	22.54	.13	3.05	3.18	(.36)	(1.30)	(1.66)	—	24.06	14.32	510	1.08	.55	58.16
July 31, 2006	22.43	.13 [f]	1.22	1.35	(.36)	(.88)	(1.24)	—	22.54	6.08	308	1.10	.55 [f]	51.70

Class C
July 31, 2010	$12.83	.42	1.21	1.63	(.89)	—	(.89)	—	$13.57	12.69	$232	1.00	3.08	65.40
July 31, 2009	16.10	.01	(2.80)	(2.79)	—	(.48)	(.48)	—	12.83	(16.81)	126	1.10	.08	152.61
July 31, 2008	24.12	.15	(2.68)	(2.53)	(.82)	(4.67)	(5.49)	—	16.10	(13.45)	108	1.09	.78	126.79
July 31, 2007	22.69	.14	3.06	3.20	(.47)	(1.30)	(1.77)	—	24.12	14.31	83	1.08	.58	58.16
July 31, 2006	22.45	.06 [f]	1.30	1.36	(.24)	(.88)	(1.12)	—	22.69	6.13	7	1.10	.26 [f]	51.70

Class M
July 31, 2010	$12.97	.51	1.17	1.68	(.90)	—	(.90)	—	$13.75	12.98	$65.75		3.69	65.40
July 31, 2009	16.25	.07	(2.85)	(2.78)	(.02)	(.48)	(.50)	—	12.97	(16.60)	58.85		.63	152.61
July 31, 2008	24.26	.21	(2.72)	(2.51)	(.83)	(4.67)	(5.50)	—	16.25	(13.23)	53.84		1.08	126.79
July 31, 2007	22.68	.18	3.09	3.27	(.39)	(1.30)	(1.69)	—	24.26	14.60	63.83		.74	58.16
July 31, 2006	22.47	.19 [f]	1.22	1.41	(.32)	(.88)	(1.20)	—	22.68	6.35	37.85		.82 [f]	51.70

Class R
July 31, 2010	$13.22	.45	1.31	1.76	(.94)	—	(.94)	—	$14.04	13.34	$1,278.50		3.21	65.40
July 31, 2009	16.57	.07	(2.89)	(2.82)	(.05)	(.48)	(.53)	—	13.22	(16.45)	636.60		.61	152.61
July 31, 2008	24.66	.25	(2.74)	(2.49)	(.93)	(4.67)	(5.60)	—	16.57	(13.01)	500.59		1.28	126.79
July 31, 2007	23.08	.21	3.17	3.38	(.50)	(1.30)	(1.80)	—	24.66	14.89	302.58		.83	58.16
July 31, 2006	22.51	.22 [f]	1.23	1.45	—	(.88)	(.88)	—	23.08	6.48	25.60		.96 [f]	51.70

Class Y
July 31, 2010	$15.40	.79	1.34	2.13	(1.00)	—	(1.00)	—	$16.53	13.86	$10,601	—	4.78	65.40
July 31, 2009	19.14	.20	(3.36)	(3.16)	(.10)	(.48)	(.58)	—	15.40	(15.98)	9,867.10		1.37	152.61
July 31, 2008	27.59	.41	(3.18)	(2.77)	(1.01)	(4.67)	(5.68)	—	19.14	(12.61)	17,989.09		1.77	126.79
July 31, 2007	25.53	.43	3.47	3.90	(.54)	(1.30)	(1.84)	—	27.59	15.47	29,456.08		1.57	58.16
July 31, 2006	25.10	.42 [f]	1.35	1.77	(.46)	(.88)	(1.34)	—	25.53	7.16	26,650.10		1.63 [f]	51.70

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2030 Fund

Class A
July 31, 2010	$13.46	.53	1.31	1.84	(.60)	—	(.60)	—	$14.70	13.73	$25,133.25		3.66	73.06
July 31, 2009	16.85	.17	(2.85)	(2.68)	(.11)	(.60)	(.71)	—	13.46	(15.08)	27,113.35		1.33	147.83
July 31, 2008	24.69	.39	(2.70)	(2.31)	(.94)	(4.59)	(5.53)	—	16.85	(12.03)	38,938.34		1.93	122.17
July 31, 2007	23.13	.37	2.95	3.32	(.51)	(1.25)	(1.76)	—	24.69	14.57	55,378.32		1.50	65.00
July 31, 2006	22.86	.37 [f]	1.12	1.49	(.43)	(.79)	(1.22)	—	23.13	6.57	46,153.35		1.57 [f]	48.81

Class B
July 31, 2010	$12.92	.42	1.24	1.66	(.52)	—	(.52)	—	$14.06	12.89	$810	1.00	3.00	73.06
July 31, 2009	16.17	.05	(2.70)	(2.65)	— [b]	(.60)	(.60)	—	12.92	(15.74)	642	1.10	.38	147.83
July 31, 2008	23.91	.20	(2.57)	(2.37)	(.78)	(4.59)	(5.37)	—	16.17	(12.70)	687	1.09	1.07	122.17
July 31, 2007	22.50	.18	2.85	3.03	(.37)	(1.25)	(1.62)	—	23.91	13.70	609	1.07	.74	65.00
July 31, 2006	22.33	.20 [f]	1.09	1.29	(.33)	(.79)	(1.12)	—	22.50	5.77	302	1.10	.86 [f]	48.81

Class C
July 31, 2010	$12.97	.29	1.39	1.68	(.54)	—	(.54)	—	$14.11	12.93	$376	1.00	2.07	73.06
July 31, 2009	16.24	.03	(2.70)	(2.67)	— [b]	(.60)	(.60)	—	12.97	(15.78)	144	1.10	.25	147.83
July 31, 2008	24.03	.20	(2.59)	(2.39)	(.81)	(4.59)	(5.40)	—	16.24	(12.72)	118	1.09	1.03	122.17
July 31, 2007	22.45	.11	2.93	3.04	(.21)	(1.25)	(1.46)	—	24.03	13.71	90	1.07	.45	65.00
July 31, 2006	22.33	.21 [f]	1.07	1.28	(.37)	(.79)	(1.16)	—	22.45	5.77	43	1.10	.95 [f]	48.81

Class M
July 31, 2010	$12.93	.45	1.25	1.70	(.54)	—	(.54)	—	$14.09	13.19	$578.75		3.21	73.06
July 31, 2009	16.20	.08	(2.71)	(2.63)	(.04)	(.60)	(.64)	—	12.93	(15.53)	612.85		.69	147.83
July 31, 2008	23.95	.27	(2.60)	(2.33)	(.83)	(4.59)	(5.42)	—	16.20	(12.49)	691.84		1.38	122.17
July 31, 2007	22.55	.25	2.86	3.11	(.46)	(1.25)	(1.71)	—	23.95	13.99	776.82		1.04	65.00
July 31, 2006	22.36	.12 [f]	1.21	1.33	(.35)	(.79)	(1.14)	—	22.55	6.03	604.85		.54 [f]	48.81

Class R
July 31, 2010	$12.89	.29	1.45	1.74	(.58)	—	(.58)	—	$14.05	13.50	$1,875.50		2.09	73.06
July 31, 2009	16.19	.11	(2.72)	(2.61)	(.09)	(.60)	(.69)	—	12.89	(15.33)	582.60		.94	147.83
July 31, 2008	24.00	.29	(2.57)	(2.28)	(.94)	(4.59)	(5.53)	—	16.19	(12.28)	704.59		1.57	122.17
July 31, 2007	22.56	.27	2.90	3.17	(.48)	(1.25)	(1.73)	—	24.00	14.27	246.57		1.10	65.00
July 31, 2006	22.40	.29 [f]	1.10	1.39	(.44)	(.79)	(1.23)	—	22.56	6.29	81.60		1.28 [f]	48.81

Class Y
July 31, 2010	$15.06	.71	1.40	2.11	(.64)	—	(.64)	—	$16.53	14.02	$10,996	—	4.32	73.06
July 31, 2009	18.74	.25	(3.18)	(2.93)	(.15)	(.60)	(.75)	—	15.06	(14.87)	10,564.10		1.79	147.83
July 31, 2008	26.86	.47	(2.99)	(2.52)	(1.01)	(4.59)	(5.60)	—	18.74	(11.84)	25,779.09		2.09	122.17
July 31, 2007	25.01	.48	3.18	3.66	(.56)	(1.25)	(1.81)	—	26.86	14.85	36,228.07		1.78	65.00
July 31, 2006	24.61	.45 [f]	1.21	1.66	(.47)	(.79)	(1.26)	—	25.01	6.84	42,547.10		1.79 [f]	48.81

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

66	67

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2025 Fund

Class A
July 31, 2010	$14.54	.56	1.41	1.97	(.53)	—	(.53)	—	$15.98	13.61	$32,661.25		3.56	79.09
July 31, 2009	17.78	.26	(2.90)	(2.64)	(.15)	(.45)	(.60)	—	14.54	(14.28)	33,256.35		1.95	139.24
July 31, 2008	25.65	.47	(2.68)	(2.21)	(.97)	(4.69)	(5.66)	—	17.78	(11.07)	46,218.34		2.18	118.18
July 31, 2007	24.30	.43	2.90	3.33	(.55)	(1.43)	(1.98)	—	25.65	13.91	68,996.32		1.67	62.81
July 31, 2006	24.06	.42 [f]	1.05	1.47	(.45)	(.78)	(1.23)	—	24.30	6.19	61,670.35		1.74 [f]	53.14

Class B
July 31, 2010	$13.75	.41	1.33	1.74	(.44)	—	(.44)	—	$15.05	12.65	$894	1.00	2.77	79.09
July 31, 2009	16.80	.14	(2.71)	(2.57)	(.03)	(.45)	(.48)	—	13.75	(14.87)	777	1.10	1.09	139.24
July 31, 2008	24.55	.28	(2.53)	(2.25)	(.81)	(4.69)	(5.50)	—	16.80	(11.74)	928	1.09	1.40	118.18
July 31, 2007	23.40	.22	2.79	3.01	(.43)	(1.43)	(1.86)	—	24.55	13.06	1,144	1.07	.90	62.81
July 31, 2006	23.29	.20 [f]	1.05	1.25	(.36)	(.78)	(1.14)	—	23.40	5.40	717	1.10	.84 [f]	53.14

Class C
July 31, 2010	$13.81	.36	1.39	1.75	(.45)	—	(.45)	—	$15.11	12.70	$334	1.00	2.43	79.09
July 31, 2009	16.87	.12	(2.70)	(2.58)	(.03)	(.45)	(.48)	—	13.81	(14.88)	196	1.10	.95	139.24
July 31, 2008	24.64	.28	(2.53)	(2.25)	(.83)	(4.69)	(5.52)	—	16.87	(11.74)	151	1.09	1.39	118.18
July 31, 2007	23.45	.23	2.79	3.02	(.40)	(1.43)	(1.83)	—	24.64	13.07	181	1.07	.91	62.81
July 31, 2006	23.31	.18 [f]	1.07	1.25	(.33)	(.78)	(1.11)	—	23.45	5.41	103	1.10	.74 [f]	53.14

Class M
July 31, 2010	$13.95	.48	1.33	1.81	(.50)	—	(.50)	—	$15.26	12.98	$154.75		3.18	79.09
July 31, 2009	16.96	.18	(2.74)	(2.56)	—	(.45)	(.45)	—	13.95	(14.68)	94.85		1.36	139.24
July 31, 2008	24.72	.34	(2.56)	(2.22)	(.85)	(4.69)	(5.54)	—	16.96	(11.53)	120.84		1.67	118.18
July 31, 2007	23.49	.29	2.80	3.09	(.43)	(1.43)	(1.86)	—	24.72	13.34	295.82		1.16	62.81
July 31, 2006	23.33	.28 [f]	1.03	1.31	(.37)	(.78)	(1.15)	—	23.49	5.66	264.85		1.19 [f]	53.14

Class R
July 31, 2010	$13.77	.45	1.38	1.83	(.51)	—	(.51)	—	$15.09	13.30	$1,766.50		3.01	79.09
July 31, 2009	16.91	.18	(2.73)	(2.55)	(.14)	(.45)	(.59)	—	13.77	(14.49)	1,097.60		1.46	139.24
July 31, 2008	24.72	.34	(2.50)	(2.16)	(.96)	(4.69)	(5.65)	—	16.91	(11.30)	697.59		1.77	118.18
July 31, 2007	23.54	.33	2.83	3.16	(.55)	(1.43)	(1.98)	—	24.72	13.64	284.57		1.31	62.81
July 31, 2006	23.38	.22 [f]	1.15	1.37	(.43)	(.78)	(1.21)	—	23.54	5.93	111.60		.97 [f]	53.14

Class Y
July 31, 2010	$14.61	.67	1.34	2.01	(.57)	—	(.57)	—	$16.05	13.80	$10,764	—	4.24	79.09
July 31, 2009	17.87	.34	(2.95)	(2.61)	(.20)	(.45)	(.65)	—	14.61	(14.04)	11,294.10		2.48	139.24
July 31, 2008	25.77	.50	(2.67)	(2.17)	(1.04)	(4.69)	(5.73)	—	17.87	(10.85)	34,366.09		2.32	118.18
July 31, 2007	24.40	.51	2.89	3.40	(.60)	(1.43)	(2.03)	—	25.77	14.20	51,638.07		1.96	62.81
July 31, 2006	24.14	.47 [f]	1.07	1.54	(.50)	(.78)	(1.28)	—	24.40	6.47	59,810.10		1.93 [f]	53.14

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

68	69

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2020 Fund

Class A
July 31, 2010	$14.26	.54	1.30	1.84	(.66)	—	(.66)	—	$15.44	12.99	$34,289.25		3.54	84.46
July 31, 2009	17.01	.44	(2.73)	(2.29)	(.23)	(.23)	(.46)	—	14.26	(13.00)	35,294.35		3.30	138.33
July 31, 2008	23.04	.52	(2.29)	(1.77)	(.89)	(3.37)	(4.26)	—	17.01	(9.55)	53,340.34		2.58	115.17
July 31, 2007	22.04	.46	2.23	2.69	(.56)	(1.13)	(1.69)	—	23.04	12.36	88,759.32		1.99	56.03
July 31, 2006	22.00	.43 [f]	.62	1.05	(.44)	(.57)	(1.01)	—	22.04	4.86	81,232.35		1.93 [f]	46.91

Class B
July 31, 2010	$13.84	.42	1.25	1.67	(.57)	—	(.57)	—	$14.94	12.11	$695	1.00	2.87	84.46
July 31, 2009	16.46	.32	(2.60)	(2.28)	(.11)	(.23)	(.34)	—	13.84	(13.60)	699	1.10	2.49	138.33
July 31, 2008	22.45	.33	(2.20)	(1.87)	(.75)	(3.37)	(4.12)	—	16.46	(10.26)	794	1.09	1.75	115.17
July 31, 2007	21.57	.28	2.18	2.46	(.45)	(1.13)	(1.58)	—	22.45	11.53	750	1.07	1.23	56.03
July 31, 2006	21.63	.26 [f]	.62	.88	(.37)	(.57)	(.94)	—	21.57	4.08	543	1.10	1.18 [f]	46.91

Class C
July 31, 2010	$13.90	.41	1.27	1.68	(.59)	—	(.59)	—	$14.99	12.14	$483	1.00	2.75	84.46
July 31, 2009	16.55	.29	(2.59)	(2.30)	(.12)	(.23)	(.35)	—	13.90	(13.62)	367	1.10	2.27	138.33
July 31, 2008	22.57	.33	(2.21)	(1.88)	(.77)	(3.37)	(4.14)	—	16.55	(10.24)	236	1.09	1.77	115.17
July 31, 2007	21.61	.27	2.20	2.47	(.38)	(1.13)	(1.51)	—	22.57	11.53	178	1.07	1.16	56.03
July 31, 2006	21.64	.25 [f]	.62	.87	(.33)	(.57)	(.90)	—	21.61	4.06	109	1.10	1.16 [f]	46.91

Class M
July 31, 2010	$14.02	.46	1.27	1.73	(.59)	—	(.59)	—	$15.16	12.38	$234.75		3.08	84.46
July 31, 2009	16.56	.37	(2.62)	(2.25)	(.06)	(.23)	(.29)	—	14.02	(13.38)	218.85		2.81	138.33
July 31, 2008	22.57	.39	(2.22)	(1.83)	(.81)	(3.37)	(4.18)	—	16.56	(10.03)	440.84		2.03	115.17
July 31, 2007	21.64	.33	2.20	2.53	(.47)	(1.13)	(1.60)	—	22.57	11.82	1,056.82		1.44	56.03
July 31, 2006	21.66	.32 [f]	.61	.93	(.38)	(.57)	(.95)	—	21.64	4.34	535.85		1.49 [f]	46.91

Class R
July 31, 2010	$13.87	.43	1.31	1.74	(.63)	—	(.63)	—	$14.98	12.62	$1,051.50		2.89	84.46
July 31, 2009	16.57	.38	(2.63)	(2.25)	(.22)	(.23)	(.45)	—	13.87	(13.19)	461.60		3.01	138.33
July 31, 2008	22.60	.40	(2.18)	(1.78)	(.88)	(3.37)	(4.25)	—	16.57	(9.78)	612.59		2.17	115.17
July 31, 2007	21.67	.39	2.20	2.59	(.53)	(1.13)	(1.66)	—	22.60	12.09	232.57		1.69	56.03
July 31, 2006	21.72	.39 [f]	.61	1.00	(.48)	(.57)	(1.05)	—	21.67	4.62	102.60		1.81 [f]	46.91

Class Y
July 31, 2010	$15.65	.69	1.37	2.06	(.70)	—	(.70)	—	$17.01	13.21	$7,976	—	4.10	84.46
July 31, 2009	18.61	.55	(3.00)	(2.45)	(.28)	(.23)	(.51)	—	15.65	(12.77)	9,010.10		3.72	138.33
July 31, 2008	24.83	.60	(2.49)	(1.89)	(.96)	(3.37)	(4.33)	—	18.61	(9.33)	35,542.09		2.76	115.17
July 31, 2007	23.63	.56	2.38	2.94	(.61)	(1.13)	(1.74)	—	24.83	12.63	52,519.07		2.26	56.03
July 31, 2006	23.49	.52 [f]	.68	1.20	(.49)	(.57)	(1.06)	—	23.63	5.13	73,375.10		2.18 [f]	46.91

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

70	71

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2015 Fund

Class A
July 31, 2010	$15.25	.52	1.17	1.69	(.72)	—	(.72)	—	$16.22	11.20	$31,451.25		3.25	89.57
July 31, 2009	18.14	.66	(2.84)	(2.18)	(.50)	(.21)	(.71)	—	15.25	(11.40)	46,905.35		4.58	125.81
July 31, 2008	22.61	.66	(1.96)	(1.30)	(.93)	(2.24)	(3.17)	—	18.14	(6.78)	62,496.34		3.25	108.96
July 31, 2007	21.88	.58	1.67	2.25	(.58)	(.94)	(1.52)	—	22.61	10.37	83,238.32		2.55	68.94
July 31, 2006	22.40	.51 [f]	.31	.82	(.53)	(.81)	(1.34)	—	21.88	3.71	66,033.35		2.31 [f]	62.70

Class B
July 31, 2010	$14.88	.39	1.13	1.52	(.62)	—	(.62)	—	$15.78	10.30	$467	1.00	2.51	89.57
July 31, 2009	17.63	.52	(2.73)	(2.21)	(.33)	(.21)	(.54)	—	14.88	(12.04)	548	1.10	3.68	125.81
July 31, 2008	22.05	.49	(1.91)	(1.42)	(.76)	(2.24)	(3.00)	—	17.63	(7.48)	465	1.09	2.48	108.96
July 31, 2007	21.44	.40	1.63	2.03	(.48)	(.94)	(1.42)	—	22.05	9.55	781	1.07	1.80	68.94
July 31, 2006	22.07	.32 [f]	.33	.65	(.47)	(.81)	(1.28)	—	21.44	2.95	372	1.10	1.46 [f]	62.70

Class C
July 31, 2010	$14.88	.32	1.21	1.53	(.66)	—	(.66)	—	$15.75	10.33	$673	1.00	2.04	89.57
July 31, 2009	17.69	.54	(2.76)	(2.22)	(.38)	(.21)	(.59)	—	14.88	(12.06)	261	1.10	3.78	125.81
July 31, 2008	22.09	.48	(1.90)	(1.42)	(.74)	(2.24)	(2.98)	—	17.69	(7.47)	363	1.09	2.47	108.96
July 31, 2007	21.44	.39	1.62	2.01	(.42)	(.94)	(1.36)	—	22.09	9.54	168	1.07	1.77	68.94
July 31, 2006	22.06	.34 [f]	.31	.65	(.46)	(.81)	(1.27)	—	21.44	2.93	231	1.10	1.56 [f]	62.70

Class M
July 31, 2010	$15.02	.41	1.18	1.59	(.65)	—	(.65)	—	$15.96	10.65	$385.75		2.56	89.57
July 31, 2009	17.78	.55	(2.74)	(2.19)	(.36)	(.21)	(.57)	—	15.02	(11.82)	262.85		3.75	125.81
July 31, 2008	22.23	.52	(1.90)	(1.38)	(.83)	(2.24)	(3.07)	—	17.78	(7.24)	499.84		2.71	108.96
July 31, 2007	21.54	.46	1.63	2.09	(.46)	(.94)	(1.40)	—	22.23	9.82	156.82		2.03	68.94
July 31, 2006	22.10	.41 [f]	.30	.71	(.46)	(.81)	(1.27)	—	21.54	3.19	139.85		1.89 [f]	62.70

Class R
July 31, 2010	$14.88	.41	1.20	1.61	(.72)	—	(.72)	—	$15.77	10.86	$2,011.50		2.63	89.57
July 31, 2009	17.75	.54	(2.71)	(2.17)	(.49)	(.21)	(.70)	—	14.88	(11.63)	846.60		3.89	125.81
July 31, 2008	22.24	.57	(1.90)	(1.33)	(.92)	(2.24)	(3.16)	—	17.75	(7.02)	340.59		2.96	108.96
July 31, 2007	21.56	.49	1.66	2.15	(.53)	(.94)	(1.47)	—	22.24	10.09	112.57		2.16	68.94
July 31, 2006	22.16	.61 [f]	.16	.77	(.56)	(.81)	(1.37)	—	21.56	3.51	4.60		2.82 [f]	62.70

Class Y
July 31, 2010	$15.31	.58	1.16	1.74	(.76)	—	(.76)	—	$16.29	11.47	$5,376	—	3.60	89.57
July 31, 2009	18.22	.76	(2.92)	(2.16)	(.54)	(.21)	(.75)	—	15.31	(11.16)	6,133.10		5.14	125.81
July 31, 2008	22.70	.72	(1.97)	(1.25)	(.99)	(2.24)	(3.23)	—	18.22	(6.54)	27,832.09		3.47	108.96
July 31, 2007	21.96	.63	1.67	2.30	(.62)	(.94)	(1.56)	—	22.70	10.64	45,725.07		2.78	68.94
July 31, 2006	22.47	.56 [f]	.32	.88	(.58)	(.81)	(1.39)	—	21.96	3.97	63,487.10		2.49 [f]	62.70

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

72	73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady 2010 Fund

Class A
July 31, 2010	$14.46	.42	.94	1.36	(.77)	—	(.77)	—	$15.05	9.46	$14,122.25		2.77	115.15
July 31, 2009	17.07	.75	(2.49)	(1.74)	(.87)	—	(.87)	—	14.46	(9.38)	16,440.35		5.44	122.37
July 31, 2008	19.72	.72	(1.49)	(.77)	(.91)	(.97)	(1.88)	—	17.07	(4.40)	23,725.34		3.89	129.01
July 31, 2007	19.54	.65	.91	1.56	(.69)	(.69)	(1.38)	—	19.72	8.11	40,696.31		3.29	56.75
July 31, 2006	19.89	.56 [f]	(.06)	.50	(.51)	(.34)	(.85)	—	19.54	2.54	44,579.34		2.84 [f]	61.79

Class B
July 31, 2010	$14.10	.30	.91	1.21	(.68)	—	(.68)	—	$14.63	8.62	$143	1.00	2.03	115.15
July 31, 2009	16.63	.62	(2.40)	(1.78)	(.75)	—	(.75)	—	14.10	(10.06)	182	1.10	4.65	122.37
July 31, 2008	19.26	.56	(1.45)	(.89)	(.77)	(.97)	(1.74)	—	16.63	(5.11)	242	1.09	3.15	129.01
July 31, 2007	19.17	.50	.88	1.38	(.60)	(.69)	(1.29)	—	19.26	7.29	253	1.06	2.55	56.75
July 31, 2006	19.51	.40 [f]	(.05)	.35	(.35)	(.34)	(.69)	—	19.17	1.78	228	1.09	2.08 [f]	61.79

Class C
July 31, 2010	$13.95	.27	.92	1.19	(.67)	—	(.67)	—	$14.47	8.60	$295	1.00	1.90	115.15
July 31, 2009	16.56	.63	(2.42)	(1.79)	(.82)	—	(.82)	—	13.95	(10.03)	311	1.10	4.79	122.37
July 31, 2008	19.20	.55	(1.43)	(.88)	(.79)	(.97)	(1.76)	—	16.56	(5.11)	307	1.09	3.12	129.01
July 31, 2007	19.08	.50	.87	1.37	(.56)	(.69)	(1.25)	—	19.20	7.28	91	1.06	2.55	56.75
July 31, 2006	19.52	.41 [f]	(.06)	.35	(.45)	(.34)	(.79)	—	19.08	1.78	36	1.09	2.12 [f]	61.79

Class M
July 31, 2010	$14.04	.28	.97	1.25	(.51)	—	(.51)	—	$14.78	8.96	$90.75		1.89	115.15
July 31, 2009	16.66	.74	(2.51)	(1.77)	(.85)	—	(.85)	—	14.04	(9.85)	62.85		5.53	122.37
July 31, 2008	19.26	.60	(1.43)	(.83)	(.80)	(.97)	(1.77)	—	16.66	(4.87)	554.84		3.35	129.01
July 31, 2007	19.13	.54	.88	1.42	(.60)	(.69)	(1.29)	—	19.26	7.56	126.81		2.79	56.75
July 31, 2006	19.56	.46 [f]	(.07)	.39	(.48)	(.34)	(.82)	—	19.13	2.03	124.84		2.39 [f]	61.79

Class R
July 31, 2010	$14.09	.33	.96	1.29	(.75)	—	(.75)	—	$14.63	9.24	$881.50		2.24	115.15
July 31, 2009	16.67	.67	(2.41)	(1.74)	(.84)	—	(.84)	—	14.09	(9.64)	373.60		5.00	122.37
July 31, 2008	19.31	.64	(1.43)	(.79)	(.88)	(.97)	(1.85)	—	16.67	(4.63)	399.59		3.62	129.01
July 31, 2007	19.17	.59	.88	1.47	(.64)	(.69)	(1.33)	—	19.31	7.83	216.56		3.05	56.75
July 31, 2006	19.59	.53 [f]	(.08)	.45	(.53)	(.34)	(.87)	—	19.17	2.30	80.59		2.80 [f]	61.79

Class Y
July 31, 2010	$15.29	.53	.95	1.48	(.81)	—	(.81)	—	$15.96	9.74	$2,267	—	3.34	115.15
July 31, 2009	18.00	.90	(2.69)	(1.79)	(.92)	—	(.92)	—	15.29	(9.15)	3,819.10		6.03	122.37
July 31, 2008	20.70	.80	(1.57)	(.77)	(.96)	(.97)	(1.93)	—	18.00	(4.16)	16,726.09		4.11	129.01
July 31, 2007	20.45	.73	.95	1.68	(.74)	(.69)	(1.43)	—	20.70	8.36	23,621.06		3.52	56.75
July 31, 2006	20.76	.63 [f]	(.05)	.58	(.55)	(.34)	(.89)	—	20.45	2.79	41,478.09		3.07 [f]	61.79

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

74	75

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees[b]	end of period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[e]	(%)

Putnam RetirementReady Maturity Fund

Class A
July 31, 2010	$14.92	.43	.96	1.39	(.44)	—	(.44)	—	$15.87	9.41	$10,077.25		2.71	136.48
July 31, 2009	16.85	.89	(1.93)	(1.04)	(.89)	—	(.89)	—	14.92	(5.54)	10,812.35		6.43	137.01
July 31, 2008	19.02	.71	(1.28)	(.57)	(.78)	(.82)	(1.60)	—	16.85	(3.37)	14,607.34		3.89	138.89
July 31, 2007	18.64	.66	.70	1.36	(.71)	(.27)	(.98)	—	19.02	7.43	22,651.33		3.45	62.34
July 31, 2006	19.15	.58 [f]	(.23)	.35	(.61)	(.25)	(.86)	—	18.64	1.82	31,206.35		3.07 [f]	61.89

Class B
July 31, 2010	$14.94	.30	.99	1.29	(.33)	—	(.33)	—	$15.90	8.66	$42	1.00	1.91	136.48
July 31, 2009	16.88	.78	(1.93)	(1.15)	(.79)	—	(.79)	—	14.94	(6.26)	42	1.10	5.61	137.01
July 31, 2008	19.04	.56	(1.28)	(.72)	(.62)	(.82)	(1.44)	—	16.88	(4.12)	43	1.09	3.03	138.89
July 31, 2007	18.65	.52	.71	1.23	(.57)	(.27)	(.84)	—	19.04	6.65	219	1.08	2.70	62.34
July 31, 2006	19.16	.44 [f]	(.24)	.20	(.46)	(.25)	(.71)	—	18.65	1.06	138	1.10	2.31 [f]	61.89

Class C
July 31, 2010	$14.97	.26	1.02	1.28	(.32)	—	(.32)	—	$15.93	8.61	$138	1.00	1.64	136.48
July 31, 2009	16.91	.83	(1.98)	(1.15)	(.79)	—	(.79)	—	14.97	(6.25)	127	1.10	6.36	137.01
July 31, 2008	19.07	.57	(1.28)	(.71)	(.63)	(.82)	(1.45)	—	16.91	(4.06)	1	1.09	3.14	138.89
July 31, 2007	18.66	.53	.69	1.22	(.54)	(.27)	(.81)	—	19.07	6.62	1	1.08	2.77	62.34
July 31, 2006	19.17	.45 [f]	(.24)	.21	(.47)	(.25)	(.72)	—	18.66	1.09	1	1.10	2.31 [f]	61.89

Class M
July 31, 2010	$14.95	.35	.97	1.32	(.36)	—	(.36)	—	$15.91	8.90	$315.75		2.22	136.48
July 31, 2009	16.89	.94	(2.06)	(1.12)	(.82)	—	(.82)	—	14.95	(6.04)	394.85		7.15	137.01
July 31, 2008	19.07	.62	(1.29)	(.67)	(.69)	(.82)	(1.51)	—	16.89	(3.87)	125.84		3.54	138.89
July 31, 2007	18.64	.56	.71	1.27	(.57)	(.27)	(.84)	—	19.07	6.88	14.83		2.94	62.34
July 31, 2006	19.16	.52 [f]	(.27)	.25	(.52)	(.25)	(.77)	—	18.64	1.33	75.85		2.86 [f]	61.89

Class R
July 31, 2010	$14.92	.34	1.02	1.36	(.41)	—	(.41)	—	$15.87	9.16	$193.50		2.18	136.48
July 31, 2009	16.85	.84	(1.92)	(1.08)	(.85)	—	(.85)	—	14.92	(5.79)	77.60		6.10	137.01
July 31, 2008	19.03	.65	(1.28)	(.63)	(.73)	(.82)	(1.55)	—	16.85	(3.62)	155.59		3.63	138.89
July 31, 2007	18.64	.62	.70	1.32	(.66)	(.27)	(.93)	—	19.03	7.16	81.58		3.22	62.34
July 31, 2006	19.17	.54 [f]	(.25)	.29	(.57)	(.25)	(.82)	—	18.64	1.56	48.60		2.97 [f]	61.89

Class Y
July 31, 2010	$14.96	.49	.95	1.44	(.48)	—	(.48)	—	$15.92	9.71	$2,730	—	3.13	136.48
July 31, 2009	16.90	.96	(1.98)	(1.02)	(.92)	—	(.92)	—	14.96	(5.32)	3,239.10		6.81	137.01
July 31, 2008	19.07	.75	(1.28)	(.53)	(.82)	(.82)	(1.64)	—	16.90	(3.12)	7,191.09		4.13	138.89
July 31, 2007	18.68	.71	.71	1.42	(.76)	(.27)	(1.03)	—	19.07	7.70	9,729.08		3.70	62.34
July 31, 2006	19.20	.62 [f]	(.23)	.39	(.66)	(.25)	(.91)	—	18.68	2.07	13,756.10		3.26 [f]	61.89

See page 78 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

76	77

Financial highlights (Continued)

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return does not reflect the effect of sales charges.

d Expense ratios do not include expenses of the underlying funds.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each funds’ average net assets (Note 2):

	7/31/10	7/31/09	7/31/08	7/31/07	7/31/06

Putnam RetirementReady 2050 Fund	0.13%	0.06%	0.05%	0.04%	3.23%

Putnam RetirementReady 2045 Fund	0.08	0.02	0.02	0.01	0.10

Putnam RetirementReady 2040 Fund	0.08	0.02	0.01	0.01	0.08

Putnam RetirementReady 2035 Fund	0.08	0.02	0.01	0.01	0.04

Putnam RetirementReady 2030 Fund	0.08	0.02	0.01	0.01	0.02

Putnam RetirementReady 2025 Fund	0.08	0.02	0.01	0.01	0.01

Putnam RetirementReady 2020 Fund	0.08	0.01	0.01	0.01	<0.01

Putnam RetirementReady 2015 Fund	0.07	0.01	<0.01	0.01	<0.01

Putnam RetirementReady 2010 Fund	0.25	0.02	0.01	0.02	0.01

Putnam RetirementReady Maturity Fund	0.25	0.01	<0.01	0.00	0.05

f The net investment income ratios and per share amounts shown for the period ending July 31, 2006 may not correspond with the expected class specific differences for the period due to the timing of sales and repurchases of fund shares in relation to when distributions from the underlying Putnam funds were received.

1 For the period December 22, 2005 to July 31, 2006.

2 For the period August 1, 2005 to December 19, 2005. All class R shares for Fund 2045 and Fund 2040 were liquidated on December 19, 2005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Each of Putnam RetirementReady® Funds: Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam RetirementReady 2010 Fund and Putnam RetirementReady Maturity Fund, (collectively the funds) is a series of Putnam RetirementReady Funds, a Massachusetts business trust organized on June 8, 2004 (the Trust). Each fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended, and is represented by a series of shares of beneficial interest. Each fund, except the Putnam RetirementReady Maturity Fund, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Putnam RetirementReady Maturity Fund seeks as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2010. The tenth fund is named Putnam RetirementReady Maturity Fund. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of the Putnam RetirementReady Maturity Fund, which currently is expected to occur during the latter part of the target year, the fund will be merged into the Putnam RetirementReady Maturity Fund.

These financial statements report on each fund which may invest in the following Putnam Funds: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Equity Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Money Market Fund and prior to August 2009 Putnam Income Strategies Fund (the underlying Putnam Funds), which are managed by Putnam Management. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAV’s of the underlying Putnam Funds in which it invests, which are classified as Level 1. The NAV’s of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Funds’ financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Interfund lending Effective July 2010, each fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

At the close of the reporting period, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

RetirementReady	Loss Carryover	Expiration

2050 Fund	$53,726	7/31/17

	5,858,338	7/31/18

2045 Fund	299,545	7/31/17

	11,241,172	7/31/18

2040 Fund	325,097	7/31/17

	15,062,947	7/31/18

2035 Fund	663,795	7/31/17

	23,351,384	7/31/18

2030 Fund	708,586	7/31/17

	30,855,000	7/31/18

2025 Fund	1,068,600	7/31/17

	34,914,278	7/31/18

RetirementReady	Loss Carryover	Expiration

2020 Fund	$1,818,881	7/31/17

	35,051,475	7/31/18

2015 Fund	2,361,006	7/31/17

	27,338,038	7/31/18

2010 Fund	576,739	7/31/17

	11,276,218	7/31/18

Maturity Fund	336,112	7/31/17

	4,845,494	7/31/18

E) Distributions to shareholders Each fund normally distributes any net investment income and any realized capital gains, annually, except the Putnam RetirementReady Maturity Fund, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent differences for each fund:

RetirementReady	Differences during the period

2050	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2045	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2040	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2035	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2030	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2025	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2020	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2015	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds

2010	losses on wash sale transactions, reclass of short-term capital gain distributions from
Underlying Putnam Funds, non-deductible merger expenses

Maturity	reclass of short-term capital gain distributions from Underlying Putnam Funds, non-deductible merger expenses

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund’s reclassified the following amounts:

		Accumulated Net
	Undistributed Net	Realized Gain/(Loss) on
RetirementReady	Investment Income	Investment Transactions	Paid-in Capital

2050 Fund	$624,215	$(624,215)	$—

2045 Fund	1,071,711	(1,071,711)	—

2040 Fund	1,151,041	(1,151,041)	—

2035 Fund	860,397	(860,397)	—

2030 Fund	191,136	(191,136)	—

2025 Fund	24,965	(24,965)	—

2020 Fund	31,631	(31,631)	—

		Accumulated Net
	Undistributed Net	Realized Gain/(Loss) on
RetirementReady	Investment Income	Investment Transactions	Paid-in Capital

2015 Fund	$51,098	$(51,098)	$—

2010 Fund	59,420	(24,129)	(35,291)

Maturity Fund	44,847	(18,141)	(26,706)

The tax basis components of distributable earnings and the federal tax cost at the close of the reporting period were as follows:

						Cost for
			Net	Undistributed		Federal
	Unrealized	Unrealized	Unrealized	Ordinary	Capital Loss	Income Tax
RetirementReady	Appreciation	(Depreciation)	Appreciation	Income	Carryover	Purposes

2050 Fund	$205,067	$(160,796)	$44,271	$31,261	$(5,912,064)	$7,409,380

2045 Fund	685,271	(224,040)	461,231	271,486	(11,540,717)	14,006,157

2040 Fund	1,143,728	(318,760)	824,968	274,325	(15,388,044)	20,512,874

2035 Fund	2,935,835	(245,923)	2,689,912	595,853	(24,015,179)	28,515,973

2030 Fund	3,884,863	(200,299)	3,684,564	682,197	(31,563,586)	36,090,725

2025 Fund	3,496,905	(139,328)	3,357,577	1,242,527	(35,982,878)	43,224,476

2020 Fund	3,177,535	(114,348)	3,063,187	1,580,094	(36,870,356)	41,664,599

2015 Fund	1,802,122	(63,156)	1,738,966	1,481,918	(29,699,044)	38,633,518

2010 Fund	655,372	(10,804)	644,568	156,585	(11,852,957)	17,157,432

Maturity Fund	311,074	(9,542)	301,532	28,727	(5,181,606)	13,196,380

F) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The funds do not pay a monthly management fee to Putnam Management.

Putnam Management has contractually agreed from August 1, 2009 through November 30, 2011 to reimburse the funds for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the funds’ distribution plans).

During the reporting period, each fund’s expenses were reduced by the following amounts as a result of this limit:

RetirementReady	Fees waived and reimbursed by the Manager

2050 Fund	$10,453

2045 Fund	13,040

2040 Fund	19,533

2035 Fund	25,849

2030 Fund	33,682

2025 Fund	39,252

2020 Fund	37,548

2015 Fund	39,616

2010 Fund	51,341

Maturity Fund	37,196

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds’ at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M, and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net	Class B	Class C
RetirementReady	Commissions	Commissions	CDSC	CDSC

2050 Fund	$1,981	$6	$447	$14

2045 Fund	3,195	3	577	22

2040 Fund	3,885	6	975	10

2035 Fund	2,861	—	836	—

2030 Fund	5,512	3	696	3

2025 Fund	11,573	16	671	76

2020 Fund	9,796	16	1,694	143

2015 Fund	2,765	379	528	140

2010 Fund	241	—	79	90

Maturity Fund	918	18	—	308

Total	$42,727	$447	$6,503	$806

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

RetirementReady	Purchase cost	Sale proceeds

2050 Fund	$6,773,841	$6,716,477

2045 Fund	11,772,280	12,223,491

2040 Fund	17,430,827	18,397,677

2035 Fund	21,822,195	23,972,269

2030 Fund	31,666,184	35,054,859

2025 Fund	39,575,161	44,125,196

2020 Fund	41,427,701	46,811,842

2015 Fund	50,623,873	69,035,796

2010 Fund	23,490,309	28,260,146

Maturity Fund	20,287,621	22,336,271

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

RetirementReady 2050 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	188,093	$2,322,199	253,074	$2,915,555

Shares issued in connection with
reinvestment of distributions	57,285	682,266	27,358	282,058

	245,378	3,004,465	280,432	3,197,613

Shares repurchased	(253,470)	(3,151,316)	(311,238)	(3,333,318)

Net decrease	(8,092)	$(146,851)	(30,806)	$(135,705)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,617	$19,387	4,207	$44,093

Shares issued in connection with
reinvestment of distributions	1,512	17,913	500	5,135

	3,129	37,300	4,707	49,228

Shares repurchased	(5,519)	(66,010)	(992)	(10,746)

Net increase (decrease)	(2,390)	$(28,710)	3,715	$38,482

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,897	$23,005	1,543	$16,258

Shares issued in connection with
reinvestment of distributions	617	7,290	134	1,375

	2,514	30,295	1,677	17,633

Shares repurchased	(719)	(9,123)	(81)	(1,080)

Net increase	1,795	$21,172	1,596	$16,553

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	775	$9,426	1,167	$12,866

Shares issued in connection with
reinvestment of distributions	575	6,810	152	1,567

	1,350	16,236	1,319	14,433

Shares repurchased	(5)	(49)	(122)	(1,377)

Net increase	1,345	$16,187	1,197	$13,056

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	16,394	$200,325	12,226	$132,471

Shares issued in connection with
reinvestment of distributions	4,075	48,127	792	8,118

	20,469	248,452	13,018	140,589

Shares repurchased	(7,100)	(84,587)	(1,392)	(14,363)

Net increase	13,369	$163,865	11,626	$126,226

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	84,509	$1,008,422	203,626	$2,248,966

Shares issued in connection with
reinvestment of distributions	24,377	290,816	16,864	174,146

	108,886	1,299,238	220,490	2,423,112

Shares repurchased	(106,369)	(1,272,679)	(275,710)	(3,003,734)

Net increase (decrease)	2,517	$26,559	(55,220)	$(580,622)

At the close of the reporting period, two shareholders of record owned 7.22% and 5.49% respectively, of the outstanding shares of Putnam RetirementReady 2050 Fund.

RetirementReady 2045 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	262,788	$3,576,571	391,732	$4,934,871

Shares issued in connection with
reinvestment of distributions	87,073	1,154,594	44,791	501,205

	349,861	4,731,165	436,523	5,436,076

Shares repurchased	(435,010)	(5,942,608)	(509,840)	(6,122,275)

Net decrease	(85,149)	$(1,211,443)	(73,317)	$(686,199)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,622	$20,790	1,989	$21,666

Shares issued in connection with
reinvestment of distributions	1,396	17,327	634	6,701

	3,018	38,117	2,623	28,367

Shares repurchased	(4,496)	(56,950)	(1,239)	(13,871)

Net increase (decrease)	(1,478)	$(18,833)	1,384	$14,496

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,576	$21,003	801	$8,815

Shares issued in connection with
reinvestment of distributions	174	2,181	85	912

	1,750	23,184	886	9,727

Shares repurchased	(958)	(13,153)	(1,112)	(12,198)

Net increase (decrease)	792	$10,031	(226)	$(2,471)

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	50	$635	23	$329

Shares issued in connection with
reinvestment of distributions	44	571	25	272

	94	1,206	48	601

Shares repurchased	(10)	(130)	(81)	(965)

Net increase (decrease)	84	$1,076	(33)	$(364)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	28,352	$390,426	24,850	$302,419

Shares issued in connection with
reinvestment of distributions	3,761	51,002	1,760	20,110

	32,113	441,428	26,610	322,529

Shares repurchased	(9,360)	(128,711)	(22,562)	(269,639)

Net increase	22,753	$312,717	4,048	$52,890

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	96,033	$1,479,331	303,332	$4,064,562

Shares issued in connection with
reinvestment of distributions	33,901	518,684	25,716	326,937

	129,934	1,998,015	329,048	4,391,499

Shares repurchased	(113,533)	(1,716,474)	(410,101)	(5,606,076)

Net increase (decrease)	16,401	$281,541	(81,053)	$(1,214,577)

At the close of the reporting period, two shareholders of record owned 16.82% and 8.70% respectively, of the outstanding shares of Putnam RetirementReady 2045 Fund.

RetirementReady 2040 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	364,303	$5,313,444	550,621	$7,255,507

Shares issued in connection with
reinvestment of distributions	97,386	1,385,803	44,719	523,957

	461,689	6,699,247	595,340	7,779,464

Shares repurchased	(643,885)	(9,350,065)	(789,260)	(9,790,897)

Net decrease	(182,196)	$(2,650,818)	(193,920)	$(2,011,433)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	4,089	$56,845	5,021	$63,182

Shares issued in connection with
reinvestment of distributions	1,834	24,654	981	10,924

	5,923	81,499	6,002	74,106

Shares repurchased	(3,814)	(53,258)	(9,051)	(110,865)

Net increase (decrease)	2,109	$28,241	(3,049)	$(36,759)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	3,793	$51,362	1,528	$17,591

Shares issued in connection with
reinvestment of distributions	405	5,411	74	821

	4,198	56,773	1,602	18,412

Shares repurchased	(276)	(3,953)	(559)	(8,369)

Net increase	3,922	$52,820	1,043	$10,043

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	2,148	$31,103	664	$8,046

Shares issued in connection with
reinvestment of distributions	118	1,603	30	340

	2,266	32,706	694	8,386

Shares repurchased	(2,046)	(28,467)	(138)	(1,548)

Net increase	220	$4,239	556	$6,838

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	54,841	$816,781	36,373	$480,700

Shares issued in connection with
reinvestment of distributions	5,323	77,668	1,563	18,741

	60,164	894,449	37,936	499,441

Shares repurchased	(16,138)	(238,346)	(22,112)	(280,181)

Net increase	44,026	$656,103	15,824	$219,260

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	150,552	$2,475,916	433,212	$5,946,923

Shares issued in connection with
reinvestment of distributions	44,021	713,145	28,085	370,249

	194,573	3,189,061	461,297	6,317,172

Shares repurchased	(143,473)	(2,327,696)	(520,846)	(7,360,267)

Net increase (decrease)	51,100	$861,365	(59,549)	$(1,043,095)

At the close of the reporting period, two shareholders of record owned 23.07% and 8.18% respectively, of the outstanding shares of Putnam RetirementReady 2040 Fund.

RetirementReady 2035 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	432,123	$6,317,288	730,067	$9,455,356

Shares issued in connection with
reinvestment of distributions	93,629	1,353,870	71,906	820,694

	525,752	7,671,158	801,973	10,276,050

Shares repurchased	(741,666)	(10,810,791)	(1,061,133)	(12,846,801)

Net decrease	(215,914)	$(3,139,633)	(259,160)	$(2,570,751)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	8,101	$113,909	8,129	$92,923

Shares issued in connection with
reinvestment of distributions	2,155	29,238	1,338	14,411

	10,256	143,147	9,467	107,334

Shares repurchased	(10,142)	(137,873)	(8,670)	(98,004)

Net increase	114	$5,274	797	$9,330

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	7,165	$99,621	3,321	$37,352

Shares issued in connection with
reinvestment of distributions	691	9,388	361	3,901

	7,856	109,009	3,682	41,253

Shares repurchased	(579)	(8,256)	(587)	(8,480)

Net increase	7,277	$100,753	3,095	$32,773

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	217	$3,004	2,966	$35,358

Shares issued in connection with
reinvestment of distributions	287	3,952	258	2,811

	504	6,956	3,224	38,169

Shares repurchased	(248)	(3,506)	(1,981)	(22,330)

Net increase	256	$3,450	1,243	$15,839

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	85,081	$1,217,845	39,071	$472,637

Shares issued in connection with
reinvestment of distributions	3,791	53,146	2,157	23,933

	88,872	1,270,991	41,228	496,570

Shares repurchased	(45,900)	(653,866)	(23,281)	(279,503)

Net increase	42,972	$617,125	17,947	$217,067

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	156,616	$2,570,814	596,114	$8,044,635

Shares issued in connection with
reinvestment of distributions	40,220	661,625	51,685	665,874

	196,836	3,232,439	647,799	8,710,509

Shares repurchased	(196,121)	(3,174,756)	(945,831)	(12,945,428)

Net increase (decrease)	715	$57,683	(298,032)	$(4,234,919)

At the close of the reporting period, two shareholders of record owned 18.34% and 8.12% respectively, of the outstanding shares of Putnam RetirementReady 2035 Fund.

RetirementReady 2030 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	659,301	$9,645,017	984,499	$12,560,482

Shares issued in connection with
reinvestment of distributions	81,650	1,191,275	129,647	1,454,640

	740,951	10,836,292	1,114,146	14,015,122

Shares repurchased	(1,045,753)	(15,234,379)	(1,408,219)	(16,724,803)

Net decrease	(304,802)	$(4,398,087)	(294,073)	$(2,709,681)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	20,760	$288,671	12,977	$149,088

Shares issued in connection with
reinvestment of distributions	2,021	28,341	2,381	25,760

	22,781	317,012	15,358	174,848

Shares repurchased	(14,873)	(206,923)	(8,062)	(92,606)

Net increase	7,908	$110,089	7,296	$82,242

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	15,729	$225,737	5,275	$58,765

Shares issued in connection with
reinvestment of distributions	508	7,151	399	4,345

	16,237	232,888	5,674	63,110

Shares repurchased	(661)	(9,357)	(1,877)	(20,315)

Net increase	15,576	$223,531	3,797	$42,795

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	3,703	$51,817	5,855	$70,095

Shares issued in connection with
reinvestment of distributions	1,782	25,007	2,651	28,659

	5,485	76,824	8,506	98,754

Shares repurchased	(11,813)	(166,942)	(3,786)	(39,795)

Net increase (decrease)	(6,328)	$(90,118)	4,720	$58,959

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	98,881	$1,405,646	42,487	$488,854

Shares issued in connection with
reinvestment of distributions	2,165	30,249	3,445	37,071

	101,046	1,435,895	45,932	525,925

Shares repurchased	(12,742)	(178,024)	(44,186)	(498,465)

Net increase	88,304	$1,257,871	1,746	$27,460

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	212,750	$3,470,835	664,629	$8,885,979

Shares issued in connection with
reinvestment of distributions	29,148	477,445	92,369	1,158,006

	241,898	3,948,280	756,998	10,043,985

Shares repurchased	(278,189)	(4,501,276)	(1,429,362)	(19,047,869)

Net decrease	(36,291)	$(552,996)	(672,364)	$(9,003,884)

At the close of the reporting period, two shareholders of record owned 13.65% and 10.71% respectively, of the outstanding shares of Putnam RetirementReady 2030 Fund.

RetirementReady 2025 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	684,808	$10,829,468	903,197	$12,383,380

Shares issued in connection with
reinvestment of distributions	74,186	1,169,913	116,905	1,422,734

	758,994	11,999,381	1,020,102	13,806,114

Shares repurchased	(1,001,003)	(15,849,212)	(1,330,809)	(17,110,263)

Net decrease	(242,009)	$(3,849,831)	(310,707)	$(3,304,149)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	13,216	$197,330	15,647	$200,973

Shares issued in connection with
reinvestment of distributions	1,653	24,680	2,288	26,437

	14,869	222,010	17,935	227,410

Shares repurchased	(12,021)	(177,989)	(16,596)	(210,686)

Net increase	2,848	$44,021	1,339	$16,724

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	11,306	$170,843	6,750	$81,964

Shares issued in connection with
reinvestment of distributions	442	6,621	387	4,497

	11,748	177,464	7,137	86,461

Shares repurchased	(3,812)	(56,622)	(1,910)	(26,550)

Net increase	7,936	$120,842	5,227	$59,911

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	6,301	$94,305	3,358	$42,776

Shares issued in connection with
reinvestment of distributions	308	4,651	215	2,514

	6,609	98,956	3,573	45,290

Shares repurchased	(3,224)	(47,684)	(3,928)	(46,026)

Net increase (decrease)	3,385	$51,272	(355)	$(736)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	58,898	$893,526	78,877	$999,650

Shares issued in connection with
reinvestment of distributions	2,790	41,632	3,199	36,914

	61,688	935,158	82,076	1,036,564

Shares repurchased	(24,311)	(362,066)	(43,609)	(561,365)

Net increase	37,377	$573,092	38,467	$475,199

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	225,400	$3,554,580	651,279	$8,494,212

Shares issued in connection with
reinvestment of distributions	29,575	468,166	103,331	1,261,329

	254,975	4,022,746	754,610	9,755,541

Shares repurchased	(357,525)	(5,604,061)	(1,902,609)	(24,539,216)

Net decrease	(102,550)	$(1,581,315)	(1,147,999)	$(14,783,675)

At the close of the reporting period, two shareholders of record owned 12.73% and 10.13% respectively, of the outstanding shares of Putnam RetirementReady 2025 Fund.

RetirementReady 2020 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	781,999	$11,997,621	1,003,226	$13,355,375

Shares issued in connection with
reinvestment of distributions	107,617	1,632,544	108,986	1,307,832

	889,616	13,630,165	1,112,212	14,663,207

Shares repurchased	(1,143,340)	(17,559,079)	(1,771,081)	(22,181,686)

Net decrease	(253,724)	$(3,928,914)	(658,869)	$(7,518,479)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	17,836	$264,133	15,333	$189,655

Shares issued in connection with
reinvestment of distributions	2,007	29,608	1,300	15,194

	19,843	293,741	16,633	204,849

Shares repurchased	(23,861)	(356,384)	(14,273)	(192,875)

Net increase (decrease)	(4,018)	$(62,643)	2,360	$11,974

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	6,641	$98,269	17,611	$210,436

Shares issued in connection with
reinvestment of distributions	1,189	17,586	364	4,271

	7,830	115,855	17,975	214,707

Shares repurchased	(2,031)	(30,180)	(5,773)	(72,630)

Net increase	5,799	$85,675	12,202	$142,077

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	3,350	$50,582	13,787	$174,363

Shares issued in connection with
reinvestment of distributions	611	9,130	603	7,137

	3,961	59,712	14,390	181,500

Shares repurchased	(4,112)	(61,936)	(25,365)	(303,453)

Net decrease	(151)	$(2,224)	(10,975)	$(121,953)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	52,241	$785,876	41,639	$515,766

Shares issued in connection with
reinvestment of distributions	1,716	25,305	1,853	21,647

	53,957	811,181	43,492	537,413

Shares repurchased	(17,084)	(255,470)	(47,100)	(584,599)

Net increase (decrease)	36,873	$555,711	(3,608)	$(47,186)

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	162,191	$2,740,089	535,677	$7,472,061

Shares issued in connection with
reinvestment of distributions	24,018	401,107	65,999	867,675

	186,209	3,141,196	601,676	8,339,736

Shares repurchased	(293,114)	(4,860,729)	(1,933,554)	(27,440,020)

Net decrease	(106,905)	$(1,719,533)	(1,331,878)	$(19,100,284)

At the close of the reporting period, two shareholders of record owned 10.54% and 9.03% respectively, of the outstanding shares of Putnam RetirementReady 2020 Fund.

RetirementReady 2015 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	666,973	$10,770,576	766,397	$11,267,586

Shares issued in connection with
reinvestment of distributions	136,213	2,169,874	174,901	2,267,302

	803,186	12,940,450	941,298	13,534,888

Shares repurchased	(1,939,313)	(31,068,030)	(1,308,502)	(18,271,678)

Net decrease	(1,136,127)	$(18,127,580)	(367,204)	$(4,736,790)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	9,775	$154,363	28,198	$401,157

Shares issued in connection with
reinvestment of distributions	1,329	20,696	1,222	15,522

	11,104	175,059	29,420	416,679

Shares repurchased	(18,317)	(287,431)	(18,939)	(262,657)

Net increase (decrease)	(7,213)	$(112,372)	10,481	$154,022

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	29,933	$461,973	8,374	$118,031

Shares issued in connection with
reinvestment of distributions	1,208	18,779	763	9,695

	31,141	480,752	9,137	127,726

Shares repurchased	(5,983)	(93,250)	(12,055)	(163,314)

Net increase (decrease)	25,158	$387,502	(2,918)	$(35,588)

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	33,831	$537,361	43,264	$644,515

Shares issued in connection with
reinvestment of distributions	642	10,089	558	7,142

	34,473	547,450	43,822	651,657

Shares repurchased	(27,759)	(445,378)	(54,429)	(763,192)

Net increase (decrease)	6,714	$102,072	(10,607)	$(111,535)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	93,428	$1,483,397	49,466	$677,708

Shares issued in connection with
reinvestment of distributions	3,718	57,709	1,492	18,896

	97,146	1,541,106	50,958	696,604

Shares repurchased	(26,481)	(421,179)	(13,241)	(191,206)

Net increase	70,665	$1,119,927	37,717	$505,398

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	121,104	$1,953,280	398,345	$5,610,346

Shares issued in connection with
reinvestment of distributions	18,307	292,539	79,500	1,032,961

	139,411	2,245,819	477,845	6,643,307

Shares repurchased	(209,914)	(3,364,576)	(1,603,405)	(22,688,298)

Net decrease	(70,503)	$(1,118,757)	(1,125,560)	$(16,044,991)

At the close of the reporting period, two shareholders of record owned 14.52% and 6.68% respectively, of the outstanding shares of Putnam RetirementReady 2015 Fund.

RetirementReady 2010 Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	383,385	$5,741,003	540,486	$7,459,536

Shares issued in connection with
reinvestment of distributions	52,837	781,991	89,637	1,102,833

	436,222	6,522,994	630,123	8,562,369

Shares repurchased	(634,794)	(9,574,816)	(881,771)	(11,802,983)

Net decrease	(198,572)	$(3,051,822)	(251,648)	$(3,240,614)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	6,803	$99,305	5,552	$74,488

Shares issued in connection with
reinvestment of distributions	635	9,181	815	9,827

	7,438	108,486	6,367	84,315

Shares repurchased	(10,576)	(153,176)	(7,972)	(106,505)

Net decrease	(3,138)	$(44,690)	(1,605)	$(22,190)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	3,628	$52,043	19,651	$276,170

Shares issued in connection with
reinvestment of distributions	1,013	14,481	1,597	19,029

	4,641	66,524	21,248	295,199

Shares repurchased	(6,576)	(94,975)	(17,508)	(228,270)

Net increase (decrease)	(1,935)	$(28,451)	3,740	$66,929

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	7,253	$105,943	71,905	$965,297

Shares issued in connection with
reinvestment of distributions	134	1,957	2,091	25,060

	7,387	107,900	73,996	990,357

Shares repurchased	(5,744)	(84,532)	(102,766)	(1,331,491)

Net increase (decrease)	1,643	$23,368	(28,770)	$(341,134)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	41,662	$607,702	19,796	$254,451

Shares issued in connection with
reinvestment of distributions	1,942	27,965	1,628	19,551

	43,604	635,667	21,424	274,002

Shares repurchased	(9,852)	(143,493)	(18,873)	(247,719)

Net increase	33,752	$492,174	2,551	$26,283

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	53,864	$854,223	207,990	$2,984,371

Shares issued in connection with
reinvestment of distributions	11,770	184,438	59,054	767,105

	65,634	1,038,661	267,044	3,751,476

Shares repurchased	(173,357)	(2,729,225)	(945,425)	(13,371,652)

Net decrease	(107,723)	$(1,690,564)	(678,381)	$(9,620,176)

At the close of the reporting period, two shareholders of record owned 9.52% and 7.28% respectively, of the outstanding shares of Putnam RetirementReady 2010 Fund.

RetirementReady Maturity Fund

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	305,060	$4,789,097	359,210	$5,132,587

Shares issued in connection with
reinvestment of distributions	20,355	318,430	50,478	679,590

	325,415	5,107,527	409,688	5,812,177

Shares repurchased	(415,360)	(6,536,553)	(518,819)	(6,954,984)

Net decrease	(89,945)	$(1,429,026)	(109,131)	$(1,142,807)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	—	$—	3,491	$54,550

Shares issued in connection with
reinvestment of distributions	57	893	170	2,298

	57	893	3,661	56,848

Shares repurchased	(228)	(3,600)	(3,366)	(48,312)

Net increase (decrease)	(171)	$(2,707)	295	$8,536

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	5,793	$91,982	28,751	$380,918

Shares issued in connection with
reinvestment of distributions	110	1,727	686	8,936

	5,903	93,709	29,437	389,854

Shares repurchased	(5,732)	(89,415)	(20,982)	(268,605)

Net increase	171	$4,294	8,455	$121,249

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	3,345	$52,408	114,215	$1,541,385

Shares issued in connection with
reinvestment of distributions	516	8,087	2,614	34,144

	3,861	60,495	116,829	1,575,529

Shares repurchased	(10,416)	(163,646)	(97,876)	(1,281,878)

Net increase (decrease)	(6,555)	$(103,151)	18,953	$293,651

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	10,355	$164,130	6,527	$86,209

Shares issued in connection with
reinvestment of distributions	166	2,606	662	8,841

	10,521	166,736	7,189	95,050

Shares repurchased	(3,520)	(56,118)	(11,194)	(157,701)

Net increase (decrease)	7,001	$110,618	(4,005)	$(62,651)

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	47,532	$748,866	150,860	$1,974,826

Shares issued in connection with
reinvestment of distributions	6,451	101,222	22,755	307,390

	53,983	850,088	173,615	2,282,216

Shares repurchased	(99,015)	(1,558,533)	(382,255)	(5,165,682)

Net decrease	(45,032)	$(708,445)	(208,640)	$(2,883,466)

At the close of the reporting period, four shareholders of record owned 9.81%, 9.17%, 8.80% and 7.38% respectively, of the outstanding shares of Putnam RetirementReady Maturity Fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of	Value at
RetirementReady	Shares owned	shares outstanding	7/31/10

2050 Fund class M	88	1.82%	$1,041

2045 Fund class C	7	0.38%	85

2045 Fund class M	62	13.60%	801

2040 Fund class M	6	0.49%	87

Maturity Fund class C	68	0.79%	1,091

Note 5: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

RetirementReady 2050 Fund
	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$79,814	$38,789	$189	$41,831

Putnam Absolute Return 300 Fund	—	—	—	—

Putnam Absolute Return 500 Fund	290,338	138,892	1,952	154,561

Putnam Absolute Return 700 Fund	982,515	472,818	8,234	528,685

Putnam Asset Allocation: Balanced Portfolio	—	—	—	—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	4,558,377	4,793,309	382,713	5,506,617

Putnam Asset Allocation: Growth Portfolio	818,439	1,190,569	55,349	1,192,813

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	44,358	82,100	17	29,144

Totals	$6,773,841	$6,716,477	$448,454	$7,453,651

Market values are shown for those securities affiliated at period end.

RetirementReady 2045 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$243,594	$110,944	$640	$135,287

Putnam Absolute Return 300 Fund	—	—	—	—

Putnam Absolute Return 500 Fund	531,672	237,926	3,962	299,968

Putnam Absolute Return 700 Fund	1,797,908	809,777	16,717	1,026,107

Putnam Asset Allocation: Balanced Portfolio	—	—	—	—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	6,493,090	7,548,638	656,723	9,108,505

Putnam Asset Allocation: Growth Portfolio	2,629,587	3,282,292	184,819	3,838,767

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	76,429	233,914	28	58,754

Totals	$11,772,280	$12,223,491	$862,889	$14,467,388

Market values are shown for those securities affiliated at period end.

RetirementReady 2040 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$647,399	$294,541	$1,715	$359,904

Putnam Absolute Return 300 Fund	—	—	—	—

Putnam Absolute Return 500 Fund	785,141	350,921	5,903	443,344

Putnam Absolute Return 700 Fund	2,655,102	1,194,394	24,904	1,516,577

Putnam Asset Allocation: Balanced Portfolio	—	—	—	—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	7,124,269	8,366,512	704,371	9,702,833

Putnam Asset Allocation: Growth Portfolio	6,100,776	7,642,308	447,345	9,228,040

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	118,140	549,001	70	87,144

Totals	$17,430,827	$18,397,677	$1,184,308	$21,337,842

Market values are shown for those securities affiliated at period end.

RetirementReady 2035 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$1,218,728	$498,256	$3,490	$734,863

Putnam Absolute Return 300 Fund	—	—	—	—

Putnam Absolute Return 500 Fund	1,498,191	596,606	12,187	918,218

Putnam Absolute Return 700 Fund	3,736,426	1,501,485	37,947	2,318,143

Putnam Asset Allocation: Balanced Portfolio	—	—	—	—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	4,493,645	5,960,633	523,198	7,196,399

Putnam Asset Allocation: Growth Portfolio	10,546,222	14,495,786	959,193	19,762,635

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	328,983	919,503	188	275,627

Totals	$21,822,195	$23,972,269	$1,536,203	$31,205,885

Market values are shown for those securities affiliated at period end.

RetirementReady 2030 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$1,568,704	$645,895	$4,505	$941,530

Putnam Absolute Return 300 Fund	558,069	230,781	4,185	340,272

Putnam Absolute Return 500 Fund	2,859,984	1,147,397	23,340	1,746,060

Putnam Absolute Return 700 Fund	6,164,472	2,490,822	62,790	3,808,884

Putnam Asset Allocation: Balanced Portfolio	4,794,491	1,838,653	192,467	3,137,740

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	1,039,498	2,458,344	107,146	1,465,175

Putnam Asset Allocation: Growth Portfolio	13,867,961	24,812,902	1,339,032	27,420,785

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	813,005	1,430,065	571	914,843

Totals	$31,666,184	$35,054,859	$1,734,036	$39,775,289

Market values are shown for those securities affiliated at period end.

RetirementReady 2025 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$2,408,693	$924,038	$7,091	$1,513,856

Putnam Absolute Return 300 Fund	2,524,018	975,687	19,374	1,609,155

Putnam Absolute Return 500 Fund	4,073,455	1,521,659	34,061	2,602,834

Putnam Absolute Return 700 Fund	8,979,821	3,377,691	93,753	5,808,909

Putnam Asset Allocation: Balanced Portfolio	11,839,058	8,574,989	956,705	15,826,636

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	8,732,788	26,528,342	846,581	17,738,115

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	1,017,328	2,222,790	915	1,482,548

Totals	$39,575,161	$44,125,196	$1,958,480	$46,582,053

Market values are shown for those securities affiliated at period end.

RetirementReady 2020 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$3,126,612	$1,220,618	$9,327	$1,943,977

Putnam Absolute Return 300 Fund	5,154,596	2,027,737	40,109	3,252,619

Putnam Absolute Return 500 Fund	6,197,837	2,355,319	52,529	3,918,652

Putnam Absolute Return 700 Fund	9,285,325	3,564,090	98,228	5,941,857

Putnam Asset Allocation: Balanced Portfolio	12,808,175	24,223,875	1,479,116	23,739,966

Putnam Asset Allocation: Conservative Portfolio	2,041,366	785,869	80,344	1,335,366

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	1,543,744	9,481,578	130,688	2,683,353

Putnam Income Strategies Fund	—	—	—	—

Putnam Money Market Fund	1,270,046	3,152,756	1,143	1,911,996

Totals	$41,427,701	$46,811,842	$1,891,484	$44,727,786

Market values are shown for those securities affiliated at period end.

RetirementReady 2015 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$4,524,669	$2,295,325	$13,832	$2,286,889

Putnam Absolute Return 300 Fund	8,951,121	4,587,262	71,399	4,591,378

Putnam Absolute Return 500 Fund	13,676,729	6,804,856	118,881	7,033,424

Putnam Absolute Return 700 Fund	8,393,567	4,562,384	83,960	4,028,160

Putnam Asset Allocation: Balanced Portfolio	7,507,441	25,368,774	1,038,689	12,673,143

Putnam Asset Allocation: Conservative Portfolio	5,818,702	15,707,659	627,748	7,512,388

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—	—

Putnam Income Strategies Fund	68,306	3,500,852	16,402	—

Putnam Money Market Fund	1,683,338	6,208,684	1,799	2,247,102

Totals	$50,623,873	$69,035,796	$1,972,710	$40,372,484

Market values are shown for those securities affiliated at period end.

RetirementReady 2010 Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$2,605,539	$1,164,658	$7,627	$1,471,352

Putnam Absolute Return 300 Fund	5,877,045	2,650,781	44,870	3,365,949

Putnam Absolute Return 500 Fund	8,549,522	3,761,389	71,014	4,899,974

Putnam Absolute Return 700 Fund	1,130,528	764,392	6,981	390,459

Putnam Asset Allocation: Balanced Portfolio	636,447	3,758,523	63,469	831,295

Putnam Asset Allocation: Conservative Portfolio	3,701,963	5,027,440	390,626	5,803,055

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—	—

Putnam Income Strategies Fund	248,485	7,793,690	35,923	—

Putnam Money Market Fund	740,780	3,339,273	718	1,039,916

Totals	$23,490,309	$28,260,146	$621,228	$17,802,000

Market values are shown for those securities affiliated at period end.

RetirementReady Maturity Fund

	Purchase	Sale	Investment
Affiliates	cost	proceeds	income	Value

Putnam Absolute Return 100 Fund	$1,940,085	$763,573	$5,943	$1,200,127

Putnam Absolute Return 300 Fund	4,481,070	1,782,307	35,775	2,810,702

Putnam Absolute Return 500 Fund	6,428,485	2,485,634	55,784	4,030,600

Putnam Absolute Return 700 Fund	—	—	—	—

Putnam Asset Allocation: Balanced Portfolio	28,711	761,160	—	—

Putnam Asset Allocation: Conservative Portfolio	6,394,499	3,128,895	290,107	4,665,334

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—	—

Putnam Income Strategies Fund	536,676	12,629,094	58,156	—

Putnam Money Market Fund	478,095	785,608	476	791,149

Totals	$20,287,621	$22,336,271	$446,241	$13,497,912

Market values are shown for those securities affiliated at period end.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam RetirementReady 2010 Fund into Putnam RetirementReady Maturity Fund no later than December 31, 2010.

Note 9: Other

Putnam RetirementReady 2055 Fund will commence operations no later than December 31, 2010.

Federal tax information (Unaudited)

Each fund designated the following percentages of the fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations:

RetirementReady	Qualifying %

2050 Fund	9.53%

2045 Fund	9.60

2040 Fund	9.79

2035 Fund	10.20

2030 Fund	10.87

2025 Fund	10.58

2020 Fund	9.85

2015 Fund	8.28

2010 Fund	5.78

Maturity Fund	5.21

For its tax yar ended July 31, 2010, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates:

RetirementReady	Qualifying %

2050 Fund	11.42%

2045 Fund	12.19

2040 Fund	13.93

2035 Fund	17.80

2030 Fund	24.19

2025 Fund	21.85

2020 Fund	17.06

2015 Fund	13.90

2010 Fund	9.89

Maturity Fund	8.99

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	13,979,946	136,477

Jameson A. Baxter	13,979,946	136,477

Charles B. Curtis	13,960,720	155,703

Robert J. Darretta	13,979,946	136,477

Myra R. Drucker	13,979,946	136,477

John A. Hill	13,944,785	171,638

Paul L. Joskow	13,979,946	136,477

Elizabeth T. Kennan*	13,959,547	156,876

Kenneth R. Leibler	13,979,946	136,477

Robert E. Patterson	13,960,720	155,703

George Putnam, III	13,979,946	136,477

Robert L. Reynolds	13,979,875	136,549

W. Thomas Stephens	13,960,615	155,808

Richard B. Worley	13,979,946	136,477

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector*	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Beth S. Mazor
Putnam Investment	Myra R. Drucker	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive	BSA Compliance Officer
State Street Bank	Officer, Treasurer and
and Trust Company	Compliance Liaison	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Michael Higgins
Independent Registered		Vice President
Public Accounting Firm	Janet C. Smith
PricewaterhouseCoopers LLP	Vice President, Principal	Nancy E. Florek
	Accounting Officer and	Vice President, Assistant Clerk,
Trustees	Assistant Treasurer	Assistant Treasurer and
John A. Hill, Chairman		Proxy Manager
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam RetirementReady Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN097 262969 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$120,570	$--	$35,080	$-
July 31, 2009	$127,462	$--	$35,080	$-

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 440,239 and $ 555,964 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ 249,107	$ -	$ -
July 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010